UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1.

Reports to Stockholders

Fidelity Advisor® Value Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-12.58%	7.05%	10.23%
Class M (incl.3.50% sales charge)	-10.70%	7.28%	10.20%
Class C (incl. contingent deferred sales charge)	-8.82%	7.47%	10.19%
Class I	-6.99%	8.64%	11.20%
Class Z	-6.86%	8.77%	11.28%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A, on October 31, 2012, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

31,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
10,000
$9,400
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$26,493 Fidelity Advisor® Value Fund - Class A
$26,943 Russell Midcap® Value Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -14.61% for the 12 months ending October 31, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more "hawkish" (restrictive) policy stance and proceeded to hike its benchmark rate five times, by a total of 3%, between March and September - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. For the full 12 months, the growth-oriented communication services (-41%) and consumer discretionary (-29%) sectors lagged most. In sharp contrast, energy (+65%) had a strong run, followed by consumer staples (+5%).
Comments from Lead Manager Matt Friedman:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -8% to -7%, outperforming the -10.18% result of the benchmark Russell Midcap ® Value Index. Versus the benchmark, market selection was the primary contributor, led by a notable overweighting in the energy sector. Security selection in industrials and health care also boosted the fund's relative result. The fund's largest individual relative contributor was an outsized stake in Antero Resources, which gained roughly 85% the past year, and was among our biggest holdings. Also helping performance was our overweighting in Hess, which gained 70%. Hess was also among our largest holdings. The fund's non-benchmark investment in Cenovus Energy, another of the fund's biggest holdings this period, gained 70%. The fund's foreign holdings contributed overall, despite the headwind of broad U.S.-dollar strength. Conversely, the primary detractor from performance versus the benchmark was security selection in materials. Stock selection and an overweighting in consumer discretionary, and stock picks in real estate, also hurt the fund's relative result. Our non-benchmark position in Unisys was the fund's largest individual relative detractor, due to its -67% result. Also hampering performance was our outsized stake in Caesars Entertainment, which returned about -60%. Our out-of-benchmark position in Rent-A-Center (-58%) was another key detractor. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to industrials.

Note to shareholders: On July 27, 2022, Matt Friedman assumed portfolio management responsibilities for all of the fund's industrials assets, while removing John Mirshekari.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Antero Resources Corp.	1.6
Hess Corp.	1.4
Edison International	1.3
The AES Corp.	1.2
PG&E Corp.	1.2
CubeSmart	1.1
Entergy Corp.	1.0
The Travelers Companies, Inc.	0.9
Denbury, Inc.	0.9
Cenovus Energy, Inc. (Canada)	0.9
11.5

Market Sectors (% of Fund's net assets)

Industrials	15.1
Consumer Discretionary	14.8
Financials	13.4
Energy	13.4
Materials	12.4
Health Care	6.6
Utilities	6.5
Real Estate	5.3
Information Technology	5.1
Communication Services	2.8
Consumer Staples	2.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 14.5%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	41,920	1,372,053
Interactive Media & Services - 0.2%
Ziff Davis, Inc. (b)	12,370	957,314
Media - 2.2%
DISH Network Corp. Class A (b)	34,105	508,506
Interpublic Group of Companies, Inc.	65,398	1,948,206
Liberty Broadband Corp. Class C (b)	17,000	1,435,310
News Corp. Class A	51,681	871,858
Nexstar Broadcasting Group, Inc. Class A	8,443	1,446,286
Scholastic Corp.	34,935	1,332,421
Thryv Holdings, Inc. (b)	57,681	1,180,153
		8,722,740
TOTAL COMMUNICATION SERVICES		11,052,107
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 1.2%
Adient PLC (b)	54,872	1,919,423
Autoliv, Inc.	26,025	2,091,109
Cie Automotive SA	26,270	668,245
		4,678,777
Automobiles - 0.7%
Harley-Davidson, Inc.	60,868	2,617,324
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. (b)	47,709	1,989,465
Frontdoor, Inc. (b)	47,742	1,053,189
		3,042,654
Hotels, Restaurants & Leisure - 2.8%
ARAMARK Holdings Corp.	57,008	2,080,792
Brinker International, Inc. (b)	18,508	617,982
Caesars Entertainment, Inc. (b)	53,019	2,318,521
Hilton Grand Vacations, Inc. (b)	28,810	1,130,504
Hyatt Hotels Corp. Class A (b)	14,984	1,411,643
Light & Wonder, Inc. Class A (b)	26,346	1,479,064
Red Rock Resorts, Inc. (c)	53,100	2,211,615
		11,250,121
Household Durables - 1.3%
KB Home	51,169	1,474,691
Mohawk Industries, Inc. (b)	16,850	1,596,538
Tempur Sealy International, Inc.	80,602	2,167,388
		5,238,617
Internet & Direct Marketing Retail - 0.5%
eBay, Inc.	50,017	1,992,677
Leisure Products - 0.5%
Mattel, Inc. (b)	111,311	2,110,457
Multiline Retail - 2.1%
Dollar Tree, Inc. (b)	18,195	2,883,908
Franchise Group, Inc. (c)	68,360	2,074,726
Kohl's Corp.	75,140	2,250,443
Nordstrom, Inc. (c)	63,305	1,287,624
		8,496,701
Specialty Retail - 4.3%
Academy Sports & Outdoors, Inc.	20,089	884,519
American Eagle Outfitters, Inc. (c)	240,950	2,737,192
Bath & Body Works, Inc.	62,486	2,085,783
Camping World Holdings, Inc.	55,622	1,547,960
Lithia Motors, Inc. Class A (sub. vtg.)	7,646	1,515,055
Rent-A-Center, Inc.	84,064	1,752,734
Sally Beauty Holdings, Inc. (b)	59,650	758,152
Signet Jewelers Ltd. (c)	28,368	1,850,728
Victoria's Secret & Co. (b)	83,134	3,125,838
Williams-Sonoma, Inc. (c)	5,345	661,871
		16,919,832
Textiles, Apparel & Luxury Goods - 0.6%
Capri Holdings Ltd. (b)	53,918	2,462,974
TOTAL CONSUMER DISCRETIONARY		58,810,134
CONSUMER STAPLES - 2.5%
Beverages - 0.4%
Primo Water Corp.	110,140	1,606,943
Food & Staples Retailing - 0.8%
U.S. Foods Holding Corp. (b)	104,747	3,117,271
Food Products - 0.7%
Darling Ingredients, Inc. (b)	39,249	3,080,262
Household Products - 0.3%
Energizer Holdings, Inc.	38,960	1,125,554
Personal Products - 0.3%
Herbalife Nutrition Ltd. (b)	53,752	1,142,768
TOTAL CONSUMER STAPLES		10,072,798
ENERGY - 13.4%
Energy Equipment & Services - 2.7%
Halliburton Co.	76,532	2,787,295
Liberty Oilfield Services, Inc. Class A	81,192	1,372,957
TechnipFMC PLC (b)	316,235	3,348,929
Tenaris SA	153,990	2,410,122
Valaris Ltd. (b)	12,420	831,271
		10,750,574
Oil, Gas & Consumable Fuels - 10.7%
Antero Resources Corp. (b)	173,778	6,370,695
APA Corp.	13,567	616,756
Canadian Natural Resources Ltd.	44,076	2,643,557
Cenovus Energy, Inc. (Canada)	173,343	3,504,141
Chesapeake Energy Corp.	8,780	897,931
Denbury, Inc. (b)	39,237	3,586,654
Devon Energy Corp.	14,757	1,141,454
Diamondback Energy, Inc.	4,095	643,365
Energy Transfer LP	177,866	2,271,349
EQT Corp.	18,347	767,638
Genesis Energy LP	180,987	2,079,541
Hess Corp.	39,214	5,532,311
HF Sinclair Corp.	47,278	2,891,995
Imperial Oil Ltd.	40,891	2,224,415
Kosmos Energy Ltd. (b)	320,644	2,080,980
Targa Resources Corp.	24,385	1,667,202
The Williams Companies, Inc.	20,029	655,549
Tourmaline Oil Corp.	35,455	1,997,670
Valero Energy Corp.	7,833	983,433
		42,556,636
TOTAL ENERGY		53,307,210
FINANCIALS - 13.4%
Banks - 3.8%
Bank of Kyoto Ltd.	17,072	615,393
East West Bancorp, Inc.	43,480	3,111,864
First Citizens Bancshares, Inc.	2,769	2,276,450
First Citizens Bancshares, Inc. Class B	210	148,470
M&T Bank Corp.	19,987	3,365,211
PacWest Bancorp	54,639	1,358,326
Signature Bank	20,036	3,176,307
Wintrust Financial Corp.	11,915	1,115,482
		15,167,503
Capital Markets - 2.4%
Ameriprise Financial, Inc.	8,985	2,777,443
Lazard Ltd. Class A	39,152	1,476,422
LPL Financial	12,972	3,316,292
Northern Trust Corp.	1,300	109,655
Petershill Partners PLC (a)	373,594	849,163
State Street Corp.	12,000	888,000
		9,416,975
Consumer Finance - 1.3%
OneMain Holdings, Inc.	61,367	2,366,312
SLM Corp.	182,030	3,019,878
		5,386,190
Diversified Financial Services - 1.5%
Apollo Global Management, Inc.	57,621	3,189,899
Corebridge Financial, Inc.	14,960	339,143
ECN Capital Corp.	148,058	446,668
Equitable Holdings, Inc.	64,018	1,960,231
		5,935,941
Insurance - 3.1%
AMBAC Financial Group, Inc. (b)	19,101	268,369
American Financial Group, Inc.	13,063	1,895,572
Arch Capital Group Ltd. (b)	35,818	2,059,535
Assurant, Inc.	15,090	2,050,127
First American Financial Corp.	20,519	1,034,158
Reinsurance Group of America, Inc.	8,987	1,322,617
The Travelers Companies, Inc.	20,590	3,798,031
		12,428,409
Thrifts & Mortgage Finance - 1.3%
Axos Financial, Inc. (b)	61,811	2,408,157
Essent Group Ltd.	25,103	993,577
Walker & Dunlop, Inc.	18,819	1,692,957
		5,094,691
TOTAL FINANCIALS		53,429,709
HEALTH CARE - 6.6%
Biotechnology - 0.7%
Biogen, Inc. (b)	1,620	459,173
BioMarin Pharmaceutical, Inc. (b)	1,799	155,847
Horizon Therapeutics PLC (b)	1,531	95,412
Poseida Therapeutics, Inc. (b)	19,940	81,754
United Therapeutics Corp. (b)	8,286	1,910,172
		2,702,358
Health Care Equipment & Supplies - 0.4%
Dentsply Sirona, Inc.	13,960	430,247
STERIS PLC	2,070	357,241
Teleflex, Inc.	1,562	335,143
The Cooper Companies, Inc.	1,518	415,006
Zimmer Biomet Holdings, Inc.	1,847	209,357
		1,746,994
Health Care Providers & Services - 3.6%
AdaptHealth Corp. (b)	118,992	2,713,018
agilon health, Inc. (b)	3,845	76,323
AmerisourceBergen Corp.	3,598	565,678
Centene Corp. (b)	29,113	2,478,390
Cigna Corp.	9,039	2,920,139
Laboratory Corp. of America Holdings	10,429	2,313,778
Molina Healthcare, Inc. (b)	1,451	520,706
Oak Street Health, Inc. (b)	5,162	104,427
Owens & Minor, Inc.	25,295	430,015
Quest Diagnostics, Inc.	1,257	180,568
R1 Rcm, Inc. (b)	8,388	148,132
Tenet Healthcare Corp. (b)	40,065	1,777,283
		14,228,457
Health Care Technology - 0.0%
Evolent Health, Inc. (b)	2,616	83,215
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	2,790	385,997
Avantor, Inc. (b)	6,692	134,978
Bio-Rad Laboratories, Inc. Class A (b)	1,066	374,923
Charles River Laboratories International, Inc. (b)	577	122,468
IQVIA Holdings, Inc. (b)	1,222	256,217
PerkinElmer, Inc. (c)	2,685	358,662
Syneos Health, Inc. (b)	41,050	2,068,099
		3,701,344
Pharmaceuticals - 1.0%
Catalent, Inc. (b)	3,686	242,281
Elanco Animal Health, Inc. (b)	41,410	546,198
Jazz Pharmaceuticals PLC (b)	17,983	2,585,776
Royalty Pharma PLC	12,173	515,161
		3,889,416
TOTAL HEALTH CARE		26,351,784
INDUSTRIALS - 15.1%
Air Freight & Logistics - 0.6%
Deutsche Post AG	6,030	213,159
FedEx Corp.	13,044	2,090,692
		2,303,851
Building Products - 0.9%
Builders FirstSource, Inc. (b)	41,505	2,559,198
UFP Industries, Inc.	11,477	817,507
		3,376,705
Commercial Services & Supplies - 0.9%
HNI Corp.	35,069	1,016,650
The Brink's Co.	43,695	2,605,533
		3,622,183
Construction & Engineering - 3.0%
API Group Corp. (b)	124,165	2,047,481
Fluor Corp. (b)	101,770	3,079,560
Granite Construction, Inc.	69,663	2,349,733
MDU Resources Group, Inc.	67,421	1,920,150
Willscot Mobile Mini Holdings (b)	62,492	2,657,785
		12,054,709
Electrical Equipment - 1.9%
Array Technologies, Inc. (b)	119,470	2,162,407
GrafTech International Ltd.	261,845	1,332,791
Regal Rexnord Corp.	21,989	2,782,488
Sensata Technologies, Inc. PLC	30,470	1,225,199
		7,502,885
Machinery - 3.5%
Allison Transmission Holdings, Inc.	55,244	2,334,059
Crane Holdings Co.	25,054	2,513,918
Flowserve Corp.	82,655	2,370,545
Kennametal, Inc.	95,490	2,550,538
Oshkosh Corp.	18,384	1,617,792
Timken Co.	34,300	2,445,247
		13,832,099
Professional Services - 0.6%
Manpower, Inc.	31,939	2,502,101
Road & Rail - 2.1%
AMERCO	3,320	1,909,631
FTAI Infrastructure LLC	52,824	145,266
Ryder System, Inc.	26,652	2,145,753
TFI International, Inc. (Canada)	17,683	1,609,622
XPO Logistics, Inc. (b)	49,403	2,556,111
		8,366,383
Trading Companies & Distributors - 1.6%
Beacon Roofing Supply, Inc. (b)	44,528	2,509,153
Custom Truck One Source, Inc. Class A (b)	183,834	1,273,970
GMS, Inc. (b)	14,156	668,163
Herc Holdings, Inc. (c)	16,618	1,954,443
		6,405,729
TOTAL INDUSTRIALS		59,966,645
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 0.4%
Lumentum Holdings, Inc. (b)	21,485	1,599,558
Electronic Equipment & Components - 1.2%
Flex Ltd. (b)	167,997	3,289,381
Vontier Corp.	80,264	1,533,042
		4,822,423
IT Services - 2.3%
Concentrix Corp.	13,966	1,707,064
Cyxtera Technologies, Inc. Class A (b)	139,289	337,079
DXC Technology Co. (b)	29,940	860,775
Fidelity National Information Services, Inc.	26,614	2,208,696
SS&C Technologies Holdings, Inc.	47,259	2,430,058
Unisys Corp. (b)	159,447	1,355,300
		8,898,972
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc.	7,660	414,406
Software - 1.1%
NCR Corp. (b)	104,402	2,219,587
NortonLifeLock, Inc.	96,075	2,164,570
		4,384,157
TOTAL INFORMATION TECHNOLOGY		20,119,516
MATERIALS - 12.4%
Chemicals - 5.5%
Axalta Coating Systems Ltd. (b)	91,213	2,127,087
Cabot Corp.	25,592	1,880,500
Celanese Corp. Class A	23,716	2,279,582
Corteva, Inc.	28,135	1,838,341
Eastman Chemical Co.	25,014	1,921,325
Huntsman Corp.	25,212	674,673
Methanex Corp. (c)	68,154	2,377,893
Olin Corp.	43,815	2,320,004
The Chemours Co. LLC	66,980	1,917,637
Trinseo PLC	15,967	300,499
Tronox Holdings PLC	112,837	1,354,044
Westlake Corp. (c)	27,866	2,693,249
		21,684,834
Construction Materials - 1.4%
Eagle Materials, Inc.	13,576	1,660,481
GCC S.A.B. de CV	157,628	978,721
Martin Marietta Materials, Inc.	3,272	1,099,327
Summit Materials, Inc. (b)	72,309	1,905,342
		5,643,871
Containers & Packaging - 1.5%
Berry Global Group, Inc. (b)	47,974	2,270,130
Crown Holdings, Inc.	25,328	1,737,248
O-I Glass, Inc. (b)	124,537	2,031,198
		6,038,576
Metals & Mining - 3.5%
Alcoa Corp.	33,860	1,321,556
ArcelorMittal SA Class A unit GDR	63,580	1,427,371
Arconic Corp. (b)	129,329	2,684,870
ATI, Inc. (b)	50,226	1,494,726
Carpenter Technology Corp.	28,195	1,054,493
Constellium NV (b)	199,071	2,193,762
First Quantum Minerals Ltd.	45,042	794,480
Freeport-McMoRan, Inc.	57,898	1,834,788
Steel Dynamics, Inc.	13,574	1,276,635
		14,082,681
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	35,377	2,004,107
TOTAL MATERIALS		49,454,069
REAL ESTATE - 5.3%
Equity Real Estate Investment Trusts (REITs) - 3.7%
CubeSmart	99,898	4,182,729
Equinix, Inc.	2,078	1,177,062
Equity Lifestyle Properties, Inc.	23,409	1,497,240
Lamar Advertising Co. Class A	6,414	591,563
Outfront Media, Inc.	24,450	441,323
Prologis (REIT), Inc.	24,786	2,745,050
Ventas, Inc.	30,590	1,196,987
Welltower Op	43,271	2,641,262
		14,473,216
Real Estate Management & Development - 1.6%
Anywhere Real Estate, Inc. (b)	178,958	1,329,658
Cushman & Wakefield PLC (b)	184,171	2,127,175
Jones Lang LaSalle, Inc. (b)	14,091	2,241,737
WeWork, Inc. (b)(c)	304,371	782,233
		6,480,803
TOTAL REAL ESTATE		20,954,019
UTILITIES - 6.5%
Electric Utilities - 4.3%
Constellation Energy Corp.	33,979	3,212,375
Edison International	89,659	5,383,126
Entergy Corp.	35,473	3,800,577
PG&E Corp. (b)	308,570	4,606,950
		17,003,028
Independent Power and Renewable Electricity Producers - 1.6%
The AES Corp.	176,343	4,613,133
Vistra Corp.	74,416	1,709,336
		6,322,469
Multi-Utilities - 0.6%
Sempra Energy	15,806	2,385,758
TOTAL UTILITIES		25,711,255
TOTAL COMMON STOCKS (Cost $377,228,408)		389,229,246

U.S. Treasury Obligations - 0.2%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 2.45% to 2.9% 11/3/22 to 12/1/22 (e) (Cost $659,063)	660,000	658,918

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	8,562,176	8,563,889
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	10,738,857	10,739,930
TOTAL MONEY MARKET FUNDS (Cost $19,303,805)		19,303,819

TOTAL INVESTMENT IN SECURITIES - 102.9% (Cost $397,191,276)	409,191,983
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(11,483,420)
NET ASSETS - 100.0%	397,708,563

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	24	Dec 2022	5,855,040	(49,636)	(49,636)

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $5,968,725.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,221,216 or 0.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $503,087.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	9,374,021	333,165,075	333,975,207	90,339	23	(23)	8,563,889	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	4,785,846	99,199,950	93,245,866	81,530	-	-	10,739,930	0.0%
Total	14,159,867	432,365,025	427,221,073	171,869	23	(23)	19,303,819

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,052,107	9,680,054	1,372,053	-
Consumer Discretionary	58,810,134	58,810,134	-	-
Consumer Staples	10,072,798	10,072,798	-	-
Energy	53,307,210	50,897,088	2,410,122	-
Financials	53,429,709	53,429,709	-	-
Health Care	26,351,784	26,351,784	-	-
Industrials	59,966,645	59,753,486	213,159	-
Information Technology	20,119,516	20,119,516	-	-
Materials	49,454,069	49,454,069	-	-
Real Estate	20,954,019	20,954,019	-	-
Utilities	25,711,255	25,711,255	-	-

U.S. Government and Government Agency Obligations	658,918	-	658,918	-

Money Market Funds	19,303,819	19,303,819	-	-
Total Investments in Securities:	409,191,983	404,537,731	4,654,252	-
Derivative Instruments:

Liabilities
Futures Contracts	(49,636)	(49,636)	-	-
Total Liabilities	(49,636)	(49,636)	-	-
Total Derivative Instruments:	(49,636)	(49,636)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(49,636)
Total Equity Risk	0	(49,636)
Total Value of Derivatives	0	(49,636)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $10,499,793) - See accompanying schedule:
Unaffiliated issuers (cost $377,887,471)	$389,888,164
Fidelity Central Funds (cost $19,303,805)	19,303,819

Total Investment in Securities (cost $397,191,276)		$409,191,983
Cash		84,631
Foreign currency held at value (cost $107)		107
Receivable for investments sold		1,010,702
Receivable for fund shares sold		277,808
Dividends receivable		167,870
Distributions receivable from Fidelity Central Funds		28,999
Prepaid expenses		566
Receivable from investment adviser for expense reductions		2,164
Other receivables		2,099
Total assets		410,766,929
Liabilities
Payable for investments purchased	$1,293,242
Payable for fund shares redeemed	606,094
Accrued management fee	200,220
Distribution and service plan fees payable	41,752
Payable for daily variation margin on futures contracts	59,563
Other affiliated payables	59,911
Other payables and accrued expenses	58,000
Collateral on securities loaned	10,739,584
Total Liabilities		13,058,366
Net Assets		$397,708,563
Net Assets consist of:
Paid in capital		$389,218,454
Total accumulated earnings (loss)		8,490,109
Net Assets		$397,708,563

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($108,438,531 ÷ 3,649,772 shares) (a)		$29.71
Maximum offering price per share (100/94.25 of $29.71)		$31.52
Class M :
Net Asset Value and redemption price per share ($22,539,602 ÷ 768,168 shares) (a)		$29.34
Maximum offering price per share (100/96.50 of $29.34)		$30.40
Class C :
Net Asset Value and offering price per share ($14,660,778 ÷ 528,605 shares) (a)		$27.73
Class I :
Net Asset Value , offering price and redemption price per share ($170,764,138 ÷ 5,675,480 shares)		$30.09
Class Z :
Net Asset Value , offering price and redemption price per share ($81,305,514 ÷ 2,701,236 shares)		$30.10
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$6,896,146
Interest		6,318
Income from Fidelity Central Funds (including $81,530 from security lending)		171,869
Total Income		7,074,333
Expenses
Management fee
Basic fee	$1,954,388
Performance adjustment	324,315
Transfer agent fees	572,214
Distribution and service plan fees	552,634
Accounting fees	139,029
Custodian fees and expenses	56,094
Independent trustees' fees and expenses	1,208
Registration fees	121,639
Audit	56,668
Legal	6,880
Interest	108
Miscellaneous	1,375
Total expenses before reductions	3,786,552
Expense reductions	(24,858)
Total expenses after reductions		3,761,694
Net Investment income (loss)		3,312,639
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(1,075,520)
Fidelity Central Funds	23
Foreign currency transactions	(7,955)
Futures contracts	(2,783,160)
Total net realized gain (loss)		(3,866,612)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(29,918,317)
Fidelity Central Funds	(23)
Assets and liabilities in foreign currencies	(1,250)
Futures contracts	(113,065)
Total change in net unrealized appreciation (depreciation)		(30,032,655)
Net gain (loss)		(33,899,267)
Net increase (decrease) in net assets resulting from operations		$(30,586,628)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,312,639	$739,517
Net realized gain (loss)	(3,866,612)	19,520,123
Change in net unrealized appreciation (depreciation)	(30,032,655)	36,194,375
Net increase (decrease) in net assets resulting from operations	(30,586,628)	56,454,015
Distributions to shareholders	(13,471,817)	(341,676)
Share transactions - net increase (decrease)	151,885,468	167,860,121
Total increase (decrease) in net assets	107,827,023	223,972,460

Net Assets
Beginning of period	289,881,540	65,909,080
End of period	$397,708,563	$289,881,540

Financial Highlights
Fidelity Advisor® Value Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.55	$20.40	$22.44	$23.40	$25.37
Income from Investment Operations
Net investment income (loss) A,B	.24	.11	.14	.19	.17
Net realized and unrealized gain (loss)	(2.61)	13.15	(1.46)	1.57	(1.31)
Total from investment operations	(2.37)	13.26	(1.32)	1.76	(1.14)
Distributions from net investment income	(.24)	(.11)	(.17) C	(.10) C	(.22)
Distributions from net realized gain	(1.24)	-	(.55) C	(2.62) C	(.61)
Total distributions	(1.47) D	(.11)	(.72)	(2.72)	(.83)
Net asset value, end of period	$29.71	$33.55	$20.40	$22.44	$23.40
Total Return E,F	(7.25)%	65.21%	(6.24)%	9.00%	(4.73)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.15%	1.21%	1.17%	1.10%	1.12%
Expenses net of fee waivers, if any	1.15%	1.20%	1.16%	1.10%	1.12%
Expenses net of all reductions	1.15%	1.20%	1.14%	1.10%	1.11%
Net investment income (loss)	.76%	.35%	.71%	.87%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$108,439	$100,604	$36,269	$47,465	$45,006
Portfolio turnover rate I	67%	64%	91%	77%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.13	$20.15	$22.19	$23.15	$25.10
Income from Investment Operations
Net investment income (loss) A,B	.16	.03	.09	.12	.10
Net realized and unrealized gain (loss)	(2.57)	13.01	(1.47)	1.57	(1.30)
Total from investment operations	(2.41)	13.04	(1.38)	1.69	(1.20)
Distributions from net investment income	(.15)	(.06)	(.11) C	(.03) C	(.14)
Distributions from net realized gain	(1.24)	-	(.55) C	(2.62) C	(.61)
Total distributions	(1.38) D	(.06)	(.66)	(2.65)	(.75)
Net asset value, end of period	$29.34	$33.13	$20.15	$22.19	$23.15
Total Return E,F	(7.46)%	64.81%	(6.55)%	8.74%	(5.01)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.40%	1.47%	1.45%	1.39%	1.39%
Expenses net of fee waivers, if any	1.40%	1.45%	1.43%	1.38%	1.39%
Expenses net of all reductions	1.40%	1.45%	1.42%	1.38%	1.37%
Net investment income (loss)	.51%	.10%	.43%	.58%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$22,540	$23,323	$12,736	$15,006	$14,961
Portfolio turnover rate I	67%	64%	91%	77%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$31.45	$19.18	$21.15	$22.16	$24.02
Income from Investment Operations
Net investment income (loss) A,B	- C	(.12)	(.02)	.01	(.04)
Net realized and unrealized gain (loss)	(2.43)	12.39	(1.40)	1.49	(1.25)
Total from investment operations	(2.43)	12.27	(1.42)	1.50	(1.29)
Distributions from net investment income	(.08)	-	-	-	-
Distributions from net realized gain	(1.21)	-	(.55)	(2.51)	(.57)
Total distributions	(1.29)	-	(.55)	(2.51)	(.57)
Net asset value, end of period	$27.73	$31.45	$19.18	$21.15	$22.16
Total Return D,E	(7.94)%	63.97%	(7.02)%	8.13%	(5.55)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.93%	2.01%	1.98%	1.92%	1.93%
Expenses net of fee waivers, if any	1.90%	1.96%	1.97%	1.92%	1.93%
Expenses net of all reductions	1.90%	1.96%	1.95%	1.91%	1.92%
Net investment income (loss)	-% H	(.41)%	(.11)%	.05%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$14,661	$15,726	$6,331	$8,777	$14,405
Portfolio turnover rate I	67%	64%	91%	77%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.96	$20.64	$22.70	$23.66	$25.65
Income from Investment Operations
Net investment income (loss) A,B	.32	.20	.21	.26	.25
Net realized and unrealized gain (loss)	(2.63)	13.30	(1.48)	1.59	(1.34)
Total from investment operations	(2.31)	13.50	(1.27)	1.85	(1.09)
Distributions from net investment income	(.33)	(.18)	(.25) C	(.19) C	(.29)
Distributions from net realized gain	(1.24)	-	(.55) C	(2.62) C	(.61)
Total distributions	(1.56) D	(.18)	(.79) D	(2.81)	(.90)
Net asset value, end of period	$30.09	$33.96	$20.64	$22.70	$23.66
Total Return E	(6.99)%	65.68%	(5.95)%	9.34%	(4.48)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	.92%	.87%	.79%	.82%
Expenses net of fee waivers, if any	.88%	.92%	.85%	.79%	.81%
Expenses net of all reductions	.88%	.92%	.84%	.79%	.80%
Net investment income (loss)	1.02%	.63%	1.01%	1.18%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$170,764	$104,393	$8,861	$11,097	$12,342
Portfolio turnover rate H	67%	64%	91%	77%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Value Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$33.96	$20.63	$22.69	$23.67	$25.67
Income from Investment Operations
Net investment income (loss) A,B	.36	.25	.23	.28	.28
Net realized and unrealized gain (loss)	(2.62)	13.28	(1.47)	1.58	(1.34)
Total from investment operations	(2.26)	13.53	(1.24)	1.86	(1.06)
Distributions from net investment income	(.36)	(.20)	(.27) C	(.22) C	(.33)
Distributions from net realized gain	(1.24)	-	(.55) C	(2.62) C	(.61)
Total distributions	(1.60)	(.20)	(.82)	(2.84)	(.94)
Net asset value, end of period	$30.10	$33.96	$20.63	$22.69	$23.67
Total Return D	(6.86)%	65.88%	(5.84)%	9.45%	(4.36)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.77%	.75%	.69%	.70%
Expenses net of fee waivers, if any	.75%	.77%	.74%	.68%	.70%
Expenses net of all reductions	.75%	.77%	.72%	.68%	.68%
Net investment income (loss)	1.16%	.78%	1.13%	1.28%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$81,306	$45,835	$1,712	$2,772	$834
Portfolio turnover rate G	67%	64%	91%	77%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 55,568,958
Gross unrealized depreciation	(46,421,763)
Net unrealized appreciation (depreciation)	$ 9,147,195
Tax Cost	$ 400,044,788

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,051,315
Capital loss carryforward	$ (1,631,147)
Net unrealized appreciation (depreciation) on securities and other investments	$9,069,941

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(1,631,147)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$7,667,872	$341,676
Long-term Capital Gains	5,803,945	-
Total	$13,471,817	$341,676

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Advisor Value Fund	384,174,089	243,582,256
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$265,824	$9,119
Class M	.25%	.25%	117,038	9
Class C	.75%	.25%	169,772	70,835
			$552,634	$79,963
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44,062
Class M	1,904
Class C A	359
$46,325

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$196,347.18
Class M	42,417.18
Class C	36,323.21
Class I	269,550.17
Class Z	27,577.04
	$572,214

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Advisor Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Advisor Value Fund	$9,717

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Fund	Borrower	$ 6,884,000.57%		$108

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Value Fund	43,478,973	19,772,014	63,597

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor Value Fund	3,938

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Value Fund	$619
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Fund	$8,683	$5,329	$-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.
The following classes were in reimbursement during the period:
	Expense Limitations	Reimbursement
Class A	1.15%	$3,469
Class M	1.40%	-
Class C	1.90%	5,302
Class I	.90%	-
Class Z	.75%	4,220
		$12,991
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,867.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor Value Fund
Distributions to shareholders
Class A	$4,405,947	$205,317
Class M	990,545	37,814
Class C	660,630	-
Class I	5,021,021	82,464
Class Z	2,393,674	16,081
Total	$13,471,817	$341,676
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor Value Fund
Class A
Shares sold	1,692,576	2,070,465	$53,594,255	$62,720,288
Reinvestment of distributions	137,847	7,842	4,297,977	197,382
Shares redeemed	(1,179,626)	(857,494)	(37,522,482)	(26,539,566)
Net increase (decrease)	650,797	1,220,813	$20,369,750	$36,378,104
Class M
Shares sold	134,897	187,721	$4,251,310	$5,657,125
Reinvestment of distributions	31,736	1,499	979,513	37,347
Shares redeemed	(102,350)	(117,261)	(3,170,588)	(3,525,533)
Net increase (decrease)	64,283	71,959	$2,060,235	$2,168,939
Class C
Shares sold	217,748	340,728	$6,554,230	$10,132,951
Reinvestment of distributions	22,308	-	654,000	-
Shares redeemed	(211,462)	(170,743)	(6,050,103)	(5,054,858)
Net increase (decrease)	28,594	169,985	$1,158,127	$5,078,093
Class I
Shares sold	5,343,179	3,424,750	$171,305,654	$108,609,348
Reinvestment of distributions	157,060	3,071	4,946,432	78,075
Shares redeemed	(2,899,066)	(782,774)	(90,414,411)	(25,258,770)
Net increase (decrease)	2,601,173	2,645,047	$85,837,675	$83,428,653
Class Z
Shares sold	2,344,555	1,636,399	$74,364,664	$52,739,816
Reinvestment of distributions	65,065	481	2,047,896	12,215
Shares redeemed	(1,058,038)	(370,213)	(33,952,879)	(11,945,699)
Net increase (decrease)	1,351,582	1,266,667	$42,459,681	$40,806,332
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Value Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedure. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity Advisor® Value Fund
Class A	1.15%
Actual		$ 1,000	$ 951.90	$ 5.66
Hypothetical- B		$ 1,000	$ 1,019.41	$ 5.85
Class M	1.40%
Actual		$ 1,000	$ 950.70	$ 6.88
Hypothetical- B		$ 1,000	$ 1,018.15	$ 7.12
Class C	1.90%
Actual		$ 1,000	$ 948.40	$ 9.33
Hypothetical- B		$ 1,000	$ 1,015.63	$ 9.65
Class I	.87%
Actual		$ 1,000	$ 953.40	$ 4.28
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43
Class Z	.75%
Actual		$ 1,000	$ 954.00	$ 3.69
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund designates 99.93% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 39%, and 77%; Class M designates 44%, and 77%; Class C designates 52%, and 77%; Class I designates 35%, and 77%; and Class Z designates 33%, and 77% of the dividends distributed on December 3 and December 28,   respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
Class A designates 44%, and 82%; Class M designates 50%, and 82%; Class C designates 59%, and 82%; Class I designates 40%, and 82%; and Class Z designates 38%, and 82%; of the dividends distributed on December 3 and December 28, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
Class A designates 4%, and 6%; Class M designates 4%, and 6%; Class C designates 5%, and 6%; Class I designates 4%, and 6%; and Class Z designates 3%, and 6%; of the dividends distributed on December 3 and December 28, respectively during the fiscal year as a section 199A dividend.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.
Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (Class I), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of Class I ranked above the similar sales load structure growth competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the similar sales load structure growth competitive median for 2021. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.15%, 1.40%, 1.90%, 0.90%, and 0.75% through February 28, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.808899.118
FAV-ANN-1222
Fidelity Advisor® High Income Advantage Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-14.32%	2.91%	5.12%
Class M (incl.4.00% sales charge)	-14.32%	2.91%	5.12%
Class C (incl. contingent deferred sales charge)	-12.29%	2.96%	4.91%
Class I	-10.56%	4.02%	5.80%
Class Z	-10.47%	4.10%	5.84%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A, on October 31, 2012, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,600
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$16,471 Fidelity Advisor® High Income Advantage Fund – Class A
$14,895 ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance
Market Recap:
High-yield bonds returned -11.44% for the 12 months ending October 31, 2022, according to the ICE BofA US High Yield Constrained Index, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending risk assets lower across the board. In late 2021, the Fed shifted to a more "hawkish" (restrictive) policy stance and proceeded to hike its benchmark rate five times, by a total of 3%, between March and September - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile macro backdrop, the index posted its worst year-to-date result (-14.61%) in 14 years through September, a historically weak month for capital markets that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, as it shed 4% to 7% in April, June and September. Gains of a roughly similar proportion were made in July and October, amid optimism on inflation and policy easing. For the full 12 months, the banking and health care segments (-18% each) struggled most, followed by retail (-17%) and telecommunications (-14%). Conversely, energy (-5%) showed relative strength, as did transportation (-7%).
Comments from Co-Managers Mark Notkin and Brian Chang:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -12% to -11%, roughly in line with the -11.44% result of the benchmark, the ICE BofA US High Yield/US High Yield Constrained Blend Index. The fund's core investment in high-yield bonds returned -10.63% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in energy. Positioning in health care and security picks in banking also lifted the fund's relative result. Our non-benchmark stake in Mesquite Energy (+70%) was the fund's top individual relative contributor. Our second-largest relative contributor this period was avoiding Bausch Health, a benchmark component that returned about -40%. Another notable relative contributor was an outsized stake in Chesapeake Energy (+63%). Lastly, the fund's position in cash helped in a down market. Conversely, the biggest detractor from performance versus the benchmark was security selection in leisure. An overweight in banking and security picks in technology & electronics also hurt. The largest individual detractor was an overweight in Caesars Entertainment, which returned about -32% the past year. The company was among our biggest holdings. The fund's out-of-benchmark stake in Meta Platforms, a position not held at period end, returned -48% and detracted. Another notable relative detractor was an outsized stake in Ally Financial (-23%), a large holding. Notable changes in positioning include a higher allocation to the services and capital goods industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
CCO Holdings LLC/CCO Holdings Capital Corp.	2.8
TransDigm, Inc.	2.5
Citigroup, Inc.	2.2
JPMorgan Chase & Co.	1.7
Tenet Healthcare Corp.	1.5
Bank of America Corp.	1.4
Caesars Entertainment, Inc.	1.4
Altice France SA	1.4
Ally Financial, Inc.	1.2
CSC Holdings LLC	1.2
17.3

Market Sectors (% of Fund's net assets)

Energy	13.3
Banks & Thrifts	9.0
Technology	7.3
Telecommunications	6.3
Healthcare	5.1

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 11.9%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Corporate Bonds - 67.5%
	Principal Amount (a) (000s)	Value ($) (000s)
Convertible Bonds - 0.8%
Diversified Financial Services - 0.1%
New Cotai LLC 5% 2/24/27 (b)	1,702	1,651
Energy - 0.7%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	711	4,216
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)	1,228	7,281
		11,497
TOTAL CONVERTIBLE BONDS		13,148
Nonconvertible Bonds - 66.7%
Aerospace - 3.3%
ATI, Inc.:
4.875% 10/1/29	845	710
5.125% 10/1/31	750	618
Bombardier, Inc.:
6% 2/15/28 (d)	830	739
7.125% 6/15/26 (d)	1,625	1,538
7.5% 3/15/25 (d)	1,789	1,758
7.875% 4/15/27 (d)	3,970	3,770
Kaiser Aluminum Corp. 4.625% 3/1/28 (d)	1,575	1,378
Moog, Inc. 4.25% 12/15/27 (d)	480	430
Rolls-Royce PLC 5.75% 10/15/27 (d)	1,440	1,303
Spirit Aerosystems, Inc. 7.5% 4/15/25 (d)	2,035	1,977
TransDigm UK Holdings PLC 6.875% 5/15/26	1,820	1,776
TransDigm, Inc.:
4.625% 1/15/29	4,860	4,138
4.875% 5/1/29	15,000	12,829
5.5% 11/15/27	14,675	13,281
6.25% 3/15/26 (d)	6,870	6,777
7.5% 3/15/27	6,780	6,681
		59,703
Air Transportation - 1.6%
Air Canada 3.875% 8/15/26 (d)	1,240	1,097
Allegiant Travel Co. 7.25% 8/15/27 (d)	1,320	1,241
Delta Air Lines, Inc. 7% 5/1/25 (d)	369	374
Delta Air Lines, Inc. / SkyMiles IP Ltd.:
4.5% 10/20/25 (d)	6,455	6,290
4.75% 10/20/28 (d)	5,330	4,954
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd. 5.75% 1/20/26 (d)	3,145	2,896
Mileage Plus Holdings LLC 6.5% 6/20/27 (d)	4,313	4,264
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8% 9/20/25 (d)	1,044	1,061
United Airlines, Inc.:
4.375% 4/15/26 (d)	3,965	3,619
4.625% 4/15/29 (d)	3,180	2,720
		28,516
Automotive - 0.2%
Ford Motor Co. 6.1% 8/19/32	1,765	1,620
Ford Motor Credit Co. LLC 3.625% 6/17/31	2,125	1,653
		3,273
Automotive & Auto Parts - 1.4%
Allison Transmission, Inc. 5.875% 6/1/29 (d)	1,265	1,180
Arko Corp. 5.125% 11/15/29 (d)	1,290	1,021
Dana, Inc.:
4.25% 9/1/30	1,185	949
4.5% 2/15/32	1,305	998
Ford Motor Co. 3.25% 2/12/32	4,225	3,164
Ford Motor Credit Co. LLC:
3.375% 11/13/25	2,500	2,268
4% 11/13/30	5,460	4,416
5.113% 5/3/29	1,330	1,189
LCM Investments Holdings 4.875% 5/1/29 (d)	3,695	3,117
McLaren Finance PLC 7.5% 8/1/26 (d)	1,130	896
Nesco Holdings II, Inc. 5.5% 4/15/29 (d)	1,850	1,622
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (d)	785	526
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (d)(e)(f)	4,255	4,042
		25,388
Banks & Thrifts - 1.4%
Ally Financial, Inc.:
8% 11/1/31	3,105	3,133
8% 11/1/31	16,957	17,391
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (d)	4,245	3,767
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (d)	1,240	1,096
		25,387
Broadcasting - 1.9%
Clear Channel Outdoor Holdings, Inc. 7.5% 6/1/29 (d)	1,615	1,269
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)	6,155	1,231
Gray Escrow II, Inc. 5.375% 11/15/31 (d)	10,345	8,302
Lions Gate Capital Holdings LLC 5.5% 4/15/29 (d)	1,145	869
Nexstar Broadcasting, Inc.:
4.75% 11/1/28 (d)	2,980	2,615
5.625% 7/15/27 (d)	4,355	4,113
Scripps Escrow II, Inc. 3.875% 1/15/29 (d)	360	297
Scripps Escrow, Inc. 5.875% 7/15/27 (d)	1,580	1,431
Sirius XM Radio, Inc.:
3.125% 9/1/26 (d)	1,240	1,108
3.875% 9/1/31 (d)	1,655	1,324
4% 7/15/28 (d)	3,220	2,768
5% 8/1/27 (d)	4,000	3,680
Townsquare Media, Inc. 6.875% 2/1/26 (d)	725	685
Univision Communications, Inc.:
4.5% 5/1/29 (d)	1,610	1,355
7.375% 6/30/30 (d)	2,850	2,757
		33,804
Building Materials - 0.4%
Advanced Drain Systems, Inc.:
5% 9/30/27 (d)	355	329
6.375% 6/15/30 (d)	890	860
Brundage-Bone Concrete Pumping Holdings, Inc. 6% 2/1/26 (d)	835	756
CP Atlas Buyer, Inc. 7% 12/1/28 (d)	710	511
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (d)	590	455
Oscar Acquisition Co. LLC / Oscar Finance, Inc. 9.5% 4/15/30 (d)	1,345	1,139
SRS Distribution, Inc.:
4.625% 7/1/28 (d)	1,540	1,352
6.125% 7/1/29 (d)	650	529
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29 (d)	1,445	1,320
		7,251
Cable/Satellite TV - 4.7%
Block Communications, Inc. 4.875% 3/1/28 (d)	1,090	947
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)	2,275	1,797
4.5% 5/1/32	21,015	16,602
4.75% 3/1/30 (d)	8,310	6,984
4.75% 2/1/32 (d)	3,745	2,996
5% 2/1/28 (d)	3,440	3,113
5.125% 5/1/27 (d)	16,615	15,393
6.375% 9/1/29 (d)	1,765	1,626
CSC Holdings LLC:
4.5% 11/15/31 (d)	4,015	3,123
5.375% 2/1/28 (d)	5,535	5,106
5.5% 4/15/27 (d)	9,040	8,475
6.5% 2/1/29 (d)	3,900	3,676
DISH DBS Corp.:
5.25% 12/1/26 (d)	2,420	2,102
5.75% 12/1/28 (d)	2,170	1,750
Dolya Holdco 18 DAC 5% 7/15/28 (d)	900	766
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)	1,120	946
6.5% 9/15/28 (d)	2,990	1,884
VZ Secured Financing BV 5% 1/15/32 (d)	3,855	3,094
Ziggo Bond Co. BV 5.125% 2/28/30 (d)	835	662
Ziggo BV 4.875% 1/15/30 (d)	3,795	3,207
		84,249
Capital Goods - 0.0%
ATS Automation Tooling System, Inc. 4.125% 12/15/28 (d)	1,015	868
Chemicals - 1.7%
Cheever Escrow Issuer LLC 7.125% 10/1/27 (d)	880	808
Compass Minerals International, Inc. 6.75% 12/1/27 (d)	3,850	3,622
Gpd Companies, Inc. 10.125% 4/1/26 (d)	370	331
Ingevity Corp. 3.875% 11/1/28 (d)	1,515	1,279
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (d)	495	449
LSB Industries, Inc. 6.25% 10/15/28 (d)	3,360	3,051
Olin Corp. 5% 2/1/30	1,555	1,407
Olympus Water U.S. Holding Corp. 4.25% 10/1/28 (d)	1,695	1,376
SCIH Salt Holdings, Inc. 4.875% 5/1/28 (d)	1,035	898
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (d)	1,985	1,578
The Chemours Co. LLC:
5.375% 5/15/27	4,500	4,029
5.75% 11/15/28 (d)	2,165	1,839
Tronox, Inc. 4.625% 3/15/29 (d)	1,705	1,317
Valvoline, Inc. 4.25% 2/15/30 (d)	1,155	1,112
W.R. Grace Holding LLC 5.625% 8/15/29 (d)	9,055	6,999
		30,095
Consumer Products - 1.0%
Angi Group LLC 3.875% 8/15/28 (d)	750	549
Diamond BC BV 4.625% 10/1/29 (d)	1,015	746
Foundation Building Materials, Inc. 6% 3/1/29 (d)	735	508
Gannett Holdings LLC 6% 11/1/26 (d)	1,230	920
HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29 (d)	1,240	1,077
Millennium Escrow Corp. 6.625% 8/1/26 (d)	1,660	1,195
PetSmart, Inc. / PetSmart Finance Corp.:
4.75% 2/15/28 (d)	1,280	1,168
7.75% 2/15/29 (d)	1,120	1,052
Spectrum Brands Holdings, Inc. 3.875% 3/15/31 (d)	1,080	797
Tempur Sealy International, Inc.:
3.875% 10/15/31 (d)	2,230	1,674
4% 4/15/29 (d)	2,545	2,047
The Scotts Miracle-Gro Co. 4% 4/1/31	1,530	1,172
TKC Holdings, Inc. 6.875% 5/15/28 (d)	5,855	4,860
		17,765
Containers - 0.6%
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	4,780	4,575
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,210	1,118
Graham Packaging Co., Inc. 7.125% 8/15/28 (d)	825	676
Graphic Packaging International, Inc. 3.75% 2/1/30 (d)	1,125	967
Intelligent Packaging Ltd. Finco, Inc. 6% 9/15/28 (d)	570	424
LABL, Inc. 5.875% 11/1/28 (d)	2,095	1,820
Trivium Packaging Finance BV 5.5% 8/15/26 (d)	1,075	987
		10,567
Diversified Financial Services - 2.4%
Broadstreet Partners, Inc. 5.875% 4/15/29 (d)	2,115	1,697
Cargo Aircraft Management, Inc. 4.75% 2/1/28 (d)	965	856
Coinbase Global, Inc.:
3.375% 10/1/28 (d)	1,270	830
3.625% 10/1/31 (d)	1,270	752
Compass Group Diversified Holdings LLC:
5% 1/15/32 (d)	870	634
5.25% 4/15/29 (d)	2,270	1,952
Hightower Holding LLC 6.75% 4/15/29 (d)	785	639
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	3,415	2,851
5.25% 5/15/27	5,725	5,274
6.25% 5/15/26	8,840	8,509
LPL Holdings, Inc. 4% 3/15/29 (d)	2,520	2,199
MSCI, Inc.:
3.25% 8/15/33 (d)	1,245	962
4% 11/15/29 (d)	900	781
OneMain Finance Corp.:
4% 9/15/30	720	544
5.375% 11/15/29	9,325	7,647
6.625% 1/15/28	1,185	1,076
6.875% 3/15/25	775	752
7.125% 3/15/26	4,710	4,545
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625% 11/1/26 (d)	510	470
		42,970
Diversified Media - 0.3%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)	5,660	4,797
Energy - 9.0%
Altus Midstream LP 5.875% 6/15/30 (d)	1,335	1,252
Antero Midstream Partners LP/Antero Midstream Finance Corp.:
5.375% 6/15/29 (d)	1,205	1,099
5.75% 3/1/27 (d)	2,655	2,528
5.75% 1/15/28 (d)	1,705	1,606
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)	1,045	886
Callon Petroleum Co. 6.375% 7/1/26	1,080	1,036
CGG SA 8.75% 4/1/27 (d)	1,530	1,353
Cheniere Energy Partners LP:
3.25% 1/31/32	1,270	988
4% 3/1/31	7,980	6,728
Cheniere Energy, Inc. 4.625% 10/15/28	2,980	2,749
Chesapeake Energy Corp.:
4.875% 12/31/49 (b)(g)	2,950	0
5.75% 3/15/23 (b)(g)	1,890	0
5.875% 2/1/29 (d)	2,735	2,584
6.75% 4/15/29 (d)	1,150	1,126
7% 10/1/24 (b)(g)	840	0
8% 1/15/25 (b)(g)	480	0
8% 6/15/27 (b)(g)	300	0
Citgo Holding, Inc. 9.25% 8/1/24 (d)	1,880	1,882
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)	1,105	1,088
7% 6/15/25 (d)	3,035	2,988
CNX Midstream Partners LP 4.75% 4/15/30 (d)	900	740
CNX Resources Corp.:
6% 1/15/29 (d)	690	644
7.375% 1/15/31 (d)	890	883
Colgate Energy Partners III LLC 5.875% 7/1/29 (d)	1,165	1,081
Comstock Resources, Inc.:
5.875% 1/15/30 (d)	4,426	3,994
6.75% 3/1/29 (d)	7,095	6,793
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)	12,200	11,475
6% 2/1/29 (d)	8,530	7,976
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (d)	665	604
CVR Energy, Inc.:
5.25% 2/15/25 (d)	3,075	2,963
5.75% 2/15/28 (d)	3,170	2,869
DCP Midstream Operating LP:
5.85% 5/21/43 (d)(e)	5,780	5,593
8.125% 8/16/30	130	139
Delek Logistics Partners LP 7.125% 6/1/28 (d)	2,645	2,368
DT Midstream, Inc.:
4.125% 6/15/29 (d)	1,215	1,050
4.375% 6/15/31 (d)	1,215	1,024
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)	1,365	1,327
EnLink Midstream LLC:
5.375% 6/1/29	650	600
6.5% 9/1/30 (d)	1,765	1,734
Hess Midstream Partners LP:
4.25% 2/15/30 (d)	1,345	1,150
5.125% 6/15/28 (d)	1,570	1,444
5.5% 10/15/30 (d)	890	803
5.625% 2/15/26 (d)	2,690	2,638
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)	310	291
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (d)	1,060	958
6.375% 4/15/27 (d)	890	857
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (d)	2,300	1,882
Magnolia Oil & Gas Operating LLC 6% 8/1/26 (d)	2,055	1,996
MEG Energy Corp. 7.125% 2/1/27 (d)	1,580	1,608
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(d)(g)	6,264	0
Nabors Industries Ltd.:
7.25% 1/15/26 (d)	1,580	1,525
7.5% 1/15/28 (d)	1,360	1,261
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)	3,115	3,022
6.75% 9/15/25 (d)	3,630	3,564
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)	1,410	1,276
Occidental Petroleum Corp.:
3.5% 8/15/29	1,870	1,697
5.875% 9/1/25	3,000	3,023
6.125% 1/1/31	3,010	3,018
6.2% 3/15/40	800	770
6.375% 9/1/28	2,410	2,446
6.45% 9/15/36	2,650	2,629
6.6% 3/15/46	1,590	1,565
6.625% 9/1/30	2,995	3,115
7.2% 3/15/29	545	559
7.5% 5/1/31	155	167
8.875% 7/15/30	1,595	1,810
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	3,845	3,494
7.25% 6/15/25	2,125	2,102
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	4,415	4,417
SM Energy Co.:
5.625% 6/1/25	2,480	2,409
6.625% 1/15/27	850	833
6.75% 9/15/26	845	832
Southwestern Energy Co.:
5.375% 3/15/30	1,665	1,540
7.75% 10/1/27	1,285	1,322
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5% 6/1/31 (d)	1,610	1,353
Summit Midstream Holdings LLC 8.5% (d)(h)	1,290	1,238
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,320	1,134
4.5% 4/30/30	1,710	1,454
6% 4/15/27	4,740	4,644
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
6% 9/1/31 (d)	1,245	1,108
7.5% 10/1/25 (d)	1,120	1,131
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.875% 2/1/31	1,405	1,240
Teine Energy Ltd. 6.875% 4/15/29 (d)	1,145	1,021
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)	1,035	888
4.125% 8/15/31 (d)	1,035	882
		161,866
Environmental - 0.7%
Covanta Holding Corp.:
4.875% 12/1/29 (d)	2,885	2,456
5% 9/1/30	1,495	1,245
Darling Ingredients, Inc.:
5.25% 4/15/27 (d)	2,655	2,549
6% 6/15/30 (d)	2,040	1,964
GFL Environmental, Inc.:
4% 8/1/28 (d)	1,275	1,103
4.75% 6/15/29 (d)	1,625	1,416
Madison IAQ LLC:
4.125% 6/30/28 (d)	1,535	1,270
5.875% 6/30/29 (d)	1,225	839
		12,842
Food & Drug Retail - 1.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)	4,630	3,831
4.625% 1/15/27 (d)	4,225	3,915
4.875% 2/15/30 (d)	6,100	5,414
BellRing Brands, Inc. 7% 3/15/30 (d)	2,425	2,290
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)	675	562
Parkland Corp.:
4.5% 10/1/29 (d)	1,145	964
4.625% 5/1/30 (d)	1,735	1,443
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (d)	1,470	1,358
		19,777
Food/Beverage/Tobacco - 2.0%
C&S Group Enterprises LLC 5% 12/15/28 (d)	1,110	821
Chobani LLC/Finance Corp., Inc. 4.625% 11/15/28 (d)	855	743
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (d)	10,845	9,886
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (d)	1,185	1,179
Lamb Weston Holdings, Inc.:
4.125% 1/31/30 (d)	1,720	1,502
4.375% 1/31/32 (d)	860	739
Performance Food Group, Inc.:
4.25% 8/1/29 (d)	1,160	983
5.5% 10/15/27 (d)	1,353	1,279
Pilgrim's Pride Corp.:
4.25% 4/15/31 (d)	2,740	2,282
5.875% 9/30/27 (d)	1,110	1,085
Post Holdings, Inc.:
4.5% 9/15/31 (d)	6,170	5,104
4.625% 4/15/30 (d)	2,050	1,730
5.5% 12/15/29 (d)	865	778
5.625% 1/15/28 (d)	3,640	3,403
Simmons Foods, Inc. 4.625% 3/1/29 (d)	1,070	893
TreeHouse Foods, Inc. 4% 9/1/28	500	422
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)	810	613
U.S. Foods, Inc. 4.625% 6/1/30 (d)	1,070	928
United Natural Foods, Inc. 6.75% 10/15/28 (d)	1,055	1,019
		35,389
Gaming - 2.9%
Affinity Gaming LLC 6.875% 12/15/27 (d)	550	459
Boyd Gaming Corp. 4.75% 6/15/31 (d)	4,225	3,569
Caesars Entertainment, Inc.:
4.625% 10/15/29 (d)	2,530	2,024
6.25% 7/1/25 (d)	5,705	5,567
8.125% 7/1/27 (d)	11,605	11,286
Caesars Resort Collection LLC 5.75% 7/1/25 (d)	1,900	1,856
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (d)	890	803
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (d)	4,710	4,096
6.75% 1/15/30 (d)	4,950	3,886
Jacobs Entertainment, Inc. 6.75% 2/15/29 (d)	1,250	1,102
Melco Resorts Finance Ltd. 5.75% 7/21/28 (d)	600	345
MGM Resorts International 4.75% 10/15/28	1,470	1,275
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (d)	2,515	2,700
Premier Entertainment Sub LLC:
5.625% 9/1/29 (d)	5,570	4,122
5.875% 9/1/31 (d)	2,910	2,062
Station Casinos LLC 4.625% 12/1/31 (d)	1,300	1,033
Studio City Finance Ltd. 5% 1/15/29 (d)	725	301
VICI Properties LP / VICI Note Co.:
3.875% 2/15/29 (d)	1,445	1,217
4.25% 12/1/26 (d)	3,015	2,746
4.625% 12/1/29 (d)	1,720	1,496
		51,945
Healthcare - 4.1%
180 Medical, Inc. 3.875% 10/15/29 (d)	910	769
Avantor Funding, Inc. 3.875% 11/1/29 (d)	860	726
Cano Health, Inc. 6.25% 10/1/28 (d)	565	454
Catalent Pharma Solutions:
3.5% 4/1/30 (d)	850	686
5% 7/15/27 (d)	595	559
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)	1,365	1,181
4% 3/15/31 (d)	1,545	1,300
4.25% 5/1/28 (d)	485	441
Community Health Systems, Inc.:
4.75% 2/15/31 (d)	2,860	1,916
5.25% 5/15/30 (d)	2,625	1,818
5.625% 3/15/27 (d)	945	753
6% 1/15/29 (d)	1,085	805
6.125% 4/1/30 (d)	2,910	1,193
8% 3/15/26 (d)	11,505	9,923
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (d)	535	387
4.625% 6/1/30 (d)	4,545	3,543
Encompass Health Corp. 5.75% 9/15/25	400	396
Grifols Escrow Issuer SA 4.75% 10/15/28 (d)	850	664
HealthEquity, Inc. 4.5% 10/1/29 (d)	895	782
Hologic, Inc. 4.625% 2/1/28 (d)	645	603
IQVIA, Inc. 5% 10/15/26 (d)	1,125	1,072
Jazz Securities DAC 4.375% 1/15/29 (d)	1,635	1,451
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)	955	813
Modivcare, Inc. 5.875% 11/15/25 (d)	1,105	1,050
Molina Healthcare, Inc.:
3.875% 11/15/30 (d)	1,360	1,156
3.875% 5/15/32 (d)	1,730	1,443
Option Care Health, Inc. 4.375% 10/31/29 (d)	950	820
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)	3,525	3,105
5.125% 4/30/31 (d)	2,410	2,047
Owens & Minor, Inc. 4.5% 3/31/29 (d)	1,065	825
Radiology Partners, Inc. 9.25% 2/1/28 (d)	2,905	1,537
RP Escrow Issuer LLC 5.25% 12/15/25 (d)	1,340	1,002
Syneos Health, Inc. 3.625% 1/15/29 (d)	1,080	894
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)	8,360	7,043
4.375% 1/15/30 (d)	6,245	5,240
6.125% 10/1/28 (d)	1,470	1,272
6.125% 6/15/30 (d)	3,610	3,333
6.25% 2/1/27 (d)	9,945	9,491
Teva Pharmaceutical Finance Netherlands III BV:
4.75% 5/9/27	865	763
5.125% 5/9/29	865	742
		73,998
Homebuilders/Real Estate - 1.9%
Arcosa, Inc. 4.375% 4/15/29 (d)	1,075	927
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 4/1/30 (d)	1,240	920
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875% 2/15/30 (d)	1,080	830
Century Communities, Inc. 3.875% 8/15/29 (d)	1,245	980
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)	1,455	1,384
MPT Operating Partnership LP/MPT Finance Corp.:
3.5% 3/15/31	1,445	994
5% 10/15/27	9,710	8,315
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	4,695	3,338
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (d)	1,725	1,196
Shea Homes Ltd. Partnership/Corp. 4.75% 4/1/29 (d)	1,070	872
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.125% 8/1/30 (d)	1,416	1,175
5.75% 1/15/28 (d)	2,100	1,925
5.875% 6/15/27 (d)	1,490	1,397
TopBuild Corp. 3.625% 3/15/29 (d)	755	600
TRI Pointe Homes, Inc. 5.7% 6/15/28	1,965	1,702
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)	4,258	3,481
6.5% 2/15/29 (d)	5,265	3,778
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (d)	675	544
		34,358
Hotels - 0.3%
Carnival Holdings (Bermuda) Ltd. 10.375% 5/1/28 (d)	2,825	2,861
Hilton Domestic Operating Co., Inc.:
3.75% 5/1/29 (d)	725	618
4% 5/1/31 (d)	1,085	907
4.875% 1/15/30	1,180	1,058
		5,444
Insurance - 1.0%
Acrisure LLC / Acrisure Finance, Inc.:
6% 8/1/29 (d)	1,240	1,028
7% 11/15/25 (d)	5,750	5,404
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)	1,470	1,323
5.875% 11/1/29 (d)	1,290	1,087
6.75% 10/15/27 (d)	2,525	2,304
AmWINS Group, Inc. 4.875% 6/30/29 (d)	1,205	1,030
AssuredPartners, Inc. 5.625% 1/15/29 (d)	845	695
HUB International Ltd.:
5.625% 12/1/29 (d)	1,895	1,625
7% 5/1/26 (d)	1,750	1,728
MGIC Investment Corp. 5.25% 8/15/28	1,040	944
		17,168
Leisure - 1.7%
Boyne U.S.A., Inc. 4.75% 5/15/29 (d)	840	735
Carnival Corp.:
4% 8/1/28 (d)	5,050	4,069
7.625% 3/1/26 (d)	2,775	2,087
9.875% 8/1/27 (d)	2,250	2,098
NCL Corp. Ltd. 5.875% 2/15/27 (d)	1,770	1,582
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (d)	1,295	1,007
8.25% 1/15/29 (d)	2,240	2,233
9.25% 1/15/29 (d)	2,240	2,272
11.5% 6/1/25 (d)	4,411	4,742
11.625% 8/15/27 (d)	1,765	1,716
SeaWorld Parks & Entertainment, Inc. 5.25% 8/15/29 (d)	1,665	1,432
Vail Resorts, Inc. 6.25% 5/15/25 (d)	850	846
Viking Cruises Ltd. 13% 5/15/25 (d)	1,265	1,360
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)	625	487
Voc Escrow Ltd. 5% 2/15/28 (d)	4,075	3,355
		30,021
Metals/Mining - 1.6%
Alcoa Nederland Holding BV 4.125% 3/31/29 (d)	1,980	1,677
Alpha Natural Resources, Inc. 9.75% 4/15/18 (b)(g)	1,770	0
Arconic Corp.:
6% 5/15/25 (d)	900	891
6.125% 2/15/28 (d)	2,475	2,320
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (d)	3,200	2,755
4.875% 3/1/31 (d)	1,480	1,250
5.875% 6/1/27	4,015	3,734
Eldorado Gold Corp. 6.25% 9/1/29 (d)	1,895	1,533
ERO Copper Corp. 6.5% 2/15/30 (d)	1,320	967
First Quantum Minerals Ltd.:
6.5% 3/1/24 (d)	2,395	2,336
6.875% 3/1/26 (d)	2,600	2,433
7.5% 4/1/25 (d)	5,335	5,138
FMG Resources Pty Ltd. 4.375% 4/1/31 (d)	1,145	904
HudBay Minerals, Inc. 4.5% 4/1/26 (d)	905	794
Mineral Resources Ltd.:
8% 11/1/27 (d)	895	880
8.5% 5/1/30 (d)	660	649
		28,261
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)	760	623
4% 9/1/29 (d)	1,515	1,149
6% 6/15/27 (d)	890	854
Cascades, Inc.:
5.125% 1/15/26 (d)	790	709
5.375% 1/15/28 (d)	790	676
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (d)	1,060	1,006
8.75% 4/15/30 (d)	4,665	4,099
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (d)	1,575	1,512
Glatfelter Corp. 4.75% 11/15/29 (d)	1,290	830
Mercer International, Inc. 5.125% 2/1/29	1,920	1,577
		13,035
Publishing/Printing - 0.1%
Clear Channel International BV 6.625% 8/1/25 (d)	2,185	2,082
Railroad - 0.1%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)	1,245	1,012
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
3.875% 1/15/28 (d)	1,630	1,433
4% 10/15/30 (d)	5,185	4,232
4.375% 1/15/28 (d)	5,490	4,815
Bloomin Brands, Inc. / OSI Restaurant Partners LLC 5.125% 4/15/29 (d)	715	608
Garden SpinCo Corp. 8.625% 7/20/30 (d)	775	797
Papa John's International, Inc. 3.875% 9/15/29 (d)	765	622
Yum! Brands, Inc. 4.625% 1/31/32	1,530	1,308
		13,815
Services - 2.7%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)	1,335	1,218
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (d)	2,450	1,701
ASGN, Inc. 4.625% 5/15/28 (d)	1,350	1,200
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)	3,249	2,718
4.625% 6/1/28 (d)	1,921	1,571
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)	1,385	1,220
4% 7/1/29 (d)	805	704
CoreCivic, Inc. 8.25% 4/15/26	7,790	7,904
Fair Isaac Corp. 4% 6/15/28 (d)	1,530	1,384
Gartner, Inc.:
3.625% 6/15/29 (d)	1,160	986
3.75% 10/1/30 (d)	1,535	1,289
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)	1,360	1,276
H&E Equipment Services, Inc. 3.875% 12/15/28 (d)	2,415	2,041
Hertz Corp.:
4.625% 12/1/26 (d)	740	631
5% 12/1/29 (d)	1,435	1,137
5.5% 10/15/24 (b)(d)(g)	1,505	34
6% 1/15/28 (b)(d)(g)	1,385	81
6.25% 12/31/49 (b)(g)	1,605	2
7.125% 8/1/26 (b)(d)(g)	1,430	57
IAA, Inc. 5.5% 6/15/27 (d)	755	707
Iron Mountain, Inc.:
4.5% 2/15/31 (d)	2,975	2,410
4.875% 9/15/29 (d)	3,800	3,267
Service Corp. International 4% 5/15/31	1,610	1,337
Sotheby's 7.375% 10/15/27 (d)	640	619
Sotheby's/Bidfair Holdings, Inc. 5.875% 6/1/29 (d)	2,410	2,014
The GEO Group, Inc.:
9.5% 12/31/28 (d)	1,360	1,251
10.5% 6/30/28	3,459	3,459
TriNet Group, Inc. 3.5% 3/1/29 (d)	1,135	941
Uber Technologies, Inc.:
4.5% 8/15/29 (d)	3,730	3,197
6.25% 1/15/28 (d)	1,225	1,164
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)	1,285	1,198
		48,718
Steel - 0.2%
Commercial Metals Co. 3.875% 2/15/31	780	632
Infrabuild Australia Pty Ltd. 12% 10/1/24 (d)	1,790	1,660
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (d)	610	535
		2,827
Super Retail - 1.4%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	492	427
4.625% 11/15/29 (d)	6,520	5,363
4.75% 3/1/30	489	401
5% 2/15/32 (d)	1,535	1,238
Bath & Body Works, Inc.:
6.625% 10/1/30 (d)	4,210	3,766
6.75% 7/1/36	1,340	1,107
7.5% 6/15/29	1,135	1,073
Carvana Co. 5.5% 4/15/27 (d)	2,380	1,131
EG Global Finance PLC 8.5% 10/30/25 (d)	2,595	2,397
Lithia Motors, Inc. 3.875% 6/1/29 (d)	1,770	1,426
Macy's Retail Holdings LLC:
5.875% 3/15/30 (d)	920	772
6.125% 3/15/32 (d)	885	735
Michaels Companies, Inc. 5.25% 5/1/28 (d)	1,865	1,324
Nordstrom, Inc.:
4.25% 8/1/31	3,515	2,552
4.375% 4/1/30	530	407
5% 1/15/44	250	158
6.95% 3/15/28	75	70
		24,347
Technology - 4.3%
Acuris Finance U.S. 5% 5/1/28 (d)	6,410	5,192
Black Knight InfoServ LLC 3.625% 9/1/28 (d)	1,545	1,338
Block, Inc. 3.5% 6/1/31	1,615	1,300
CA Magnum Holdings 5.375% 10/31/26 (d)	690	578
Camelot Finance SA 4.5% 11/1/26 (d)	1,515	1,416
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,320	2,044
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (d)	1,345	1,286
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)	1,440	1,235
4.875% 7/1/29 (d)	1,360	1,134
Coherent Corp. 5% 12/15/29 (d)	1,350	1,158
Crowdstrike Holdings, Inc. 3% 2/15/29	1,130	952
Elastic NV 4.125% 7/15/29 (d)	2,630	2,196
Go Daddy Operating Co. LLC / GD Finance Co., Inc.:
3.5% 3/1/29 (d)	6,860	5,689
5.25% 12/1/27 (d)	1,495	1,400
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)	1,605	1,276
Iron Mountain Information Management Services, Inc. 5% 7/15/32 (d)	1,295	1,068
MicroStrategy, Inc. 6.125% 6/15/28 (d)	4,490	3,847
NCR Corp.:
5% 10/1/28 (d)	750	630
5.125% 4/15/29 (d)	3,710	3,114
5.25% 10/1/30 (d)	750	606
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (d)	815	765
onsemi 3.875% 9/1/28 (d)	5,500	4,846
Open Text Corp.:
3.875% 2/15/28 (d)	3,790	3,244
3.875% 12/1/29 (d)	955	757
Open Text Holdings, Inc.:
4.125% 2/15/30 (d)	790	629
4.125% 12/1/31 (d)	780	587
Pitney Bowes, Inc. 7.25% 3/15/29 (d)	765	490
PTC, Inc.:
3.625% 2/15/25 (d)	925	882
4% 2/15/28 (d)	915	829
Rackspace Hosting, Inc. 5.375% 12/1/28 (d)	830	349
Roblox Corp. 3.875% 5/1/30 (d)	3,295	2,718
Sensata Technologies BV 4% 4/15/29 (d)	1,530	1,289
Synaptics, Inc. 4% 6/15/29 (d)	900	743
TTM Technologies, Inc. 4% 3/1/29 (d)	1,135	948
Twilio, Inc.:
3.625% 3/15/29	6,425	5,306
3.875% 3/15/31	1,340	1,093
Uber Technologies, Inc.:
7.5% 9/15/27 (d)	4,885	4,884
8% 11/1/26 (d)	7,110	7,136
Unisys Corp. 6.875% 11/1/27 (d)	830	694
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.5% 9/1/25 (d)	2,600	2,188
		77,836
Telecommunications - 6.1%
Altice Financing SA:
5% 1/15/28 (d)	1,580	1,249
5.75% 8/15/29 (d)	7,315	5,775
Altice France SA:
5.125% 7/15/29 (d)	9,000	6,779
5.5% 1/15/28 (d)	3,740	2,998
5.5% 10/15/29 (d)	14,870	11,338
8.125% 2/1/27 (d)	3,925	3,596
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (d)	7,020	6,072
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)	735	625
5.625% 9/15/28 (d)	580	461
Cogent Communications Group, Inc. 7% 6/15/27 (d)	885	840
Frontier Communications Holdings LLC:
5% 5/1/28 (d)	2,830	2,476
5.875% 10/15/27 (d)	1,375	1,265
6% 1/15/30 (d)	855	669
6.75% 5/1/29 (d)	895	737
8.75% 5/15/30 (d)	890	909
Intelsat Jackson Holdings SA 6.5% 3/15/30 (d)	3,610	3,313
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (d)	1,895	1,597
6.75% 10/15/27 (d)	1,453	1,355
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)	8,140	6,207
3.75% 7/15/29 (d)	3,160	2,401
Millicom International Cellular SA 4.5% 4/27/31 (d)	235	176
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (d)	850	764
6% 2/15/28 (d)	565	443
Sable International Finance Ltd. 5.75% 9/7/27 (d)	4,935	4,349
SBA Communications Corp.:
3.125% 2/1/29	1,695	1,370
3.875% 2/15/27	6,375	5,738
Sprint Capital Corp.:
6.875% 11/15/28	6,720	6,935
8.75% 3/15/32	5,625	6,602
Sprint Corp. 7.625% 3/1/26	2,190	2,286
T-Mobile U.S.A., Inc. 3.5% 4/15/31	575	483
Uniti Group, Inc.:
6% 1/15/30 (d)	2,125	1,450
7.875% 2/15/25 (d)	2,455	2,430
Virgin Media Finance PLC 5% 7/15/30 (d)	4,635	3,714
VMED O2 UK Financing I PLC 4.75% 7/15/31 (d)	2,875	2,323
Windstream Escrow LLC 7.75% 8/15/28 (d)	8,515	7,368
Zayo Group Holdings, Inc. 4% 3/1/27 (d)	2,675	2,066
		109,159
Textiles/Apparel - 0.3%
Crocs, Inc.:
4.125% 8/15/31 (d)	825	625
4.25% 3/15/29 (d)	1,110	885
Foot Locker, Inc. 4% 10/1/29 (d)	850	650
Kontoor Brands, Inc. 4.125% 11/15/29 (d)	760	609
Victoria's Secret & Co. 4.625% 7/15/29 (d)	3,425	2,725
		5,494
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (d)	1,240	955
Utilities - 2.7%
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)	1,705	1,424
3.75% 1/15/32 (d)	850	673
4.75% 3/15/28 (d)	970	896
NRG Energy, Inc.:
3.375% 2/15/29 (d)	665	554
3.625% 2/15/31 (d)	1,320	1,050
3.875% 2/15/32 (d)	2,070	1,632
5.25% 6/15/29 (d)	1,615	1,466
5.75% 1/15/28	2,890	2,756
Pacific Gas & Electric Co.:
3.45% 7/1/25	400	372
3.75% 7/1/28	400	341
3.75% 8/15/42	640	405
3.95% 12/1/47	3,240	2,089
4% 12/1/46	3,350	2,130
4.55% 7/1/30	4,919	4,308
PG&E Corp.:
5% 7/1/28	10,140	9,139
5.25% 7/1/30	1,150	1,018
Pike Corp. 5.5% 9/1/28 (d)	4,495	3,838
TerraForm Global, Inc. 6.125% 3/1/26 (d)	3,460	3,185
Vistra Operations Co. LLC:
4.375% 5/1/29 (d)	3,105	2,656
5% 7/31/27 (d)	3,565	3,289
5.5% 9/1/26 (d)	1,822	1,749
5.625% 2/15/27 (d)	4,435	4,228
		49,198
TOTAL NONCONVERTIBLE BONDS		1,194,180
TOTAL CORPORATE BONDS (Cost $1,366,750)		1,207,328

Common Stocks - 9.4%
	Shares	Value ($) (000s)
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (b)(i)	29,835	129
Banks & Thrifts - 0.0%
Mr. Cooper Group, Inc. (i)	1,504	59
Broadcasting - 0.2%
Nexstar Broadcasting Group, Inc. Class A	24,948	4,274
Building Materials - 0.1%
Builders FirstSource, Inc. (i)	18,700	1,153
Cable/Satellite TV - 0.0%
Altice U.S.A., Inc. Class A (i)	49,400	327
Chemicals - 0.3%
CF Industries Holdings, Inc.	29,300	3,113
The Chemours Co. LLC	88,500	2,534
TOTAL CHEMICALS		5,647
Consumer Products - 0.2%
Tapestry, Inc.	47,300	1,498
Tempur Sealy International, Inc.	103,811	2,791
TOTAL CONSUMER PRODUCTS		4,289
Containers - 0.4%
Berry Global Group, Inc. (i)	29,800	1,410
Graphic Packaging Holding Co.	159,900	3,671
WestRock Co.	45,700	1,557
TOTAL CONTAINERS		6,638
Diversified Financial Services - 0.3%
MasterCard, Inc. Class A	5,700	1,871
OneMain Holdings, Inc.	103,100	3,976
TOTAL DIVERSIFIED FINANCIAL SERVICES		5,847
Energy - 2.5%
Antero Resources Corp. (i)	47,902	1,756
California Resources Corp.	282,351	12,737
California Resources Corp. warrants 10/27/24 (i)	8,300	118
Cheniere Energy, Inc.	30,300	5,345
Chesapeake Energy Corp.	70,288	7,188
Chesapeake Energy Corp. (c)(i)	3,530	361
Diamond Offshore Drilling, Inc. (i)(j)	16,382	161
Diamondback Energy, Inc.	20,800	3,268
EP Energy Corp. (b)(i)	147,125	1,231
Forbes Energy Services Ltd. (b)(i)	65,062	0
Jonah Energy Parent LLC (b)(i)	73,213	4,656
Mesquite Energy, Inc. (b)(i)	90,382	5,010
Noble Corp. PLC (i)	1,410	51
PureWest Energy (b)	3,289	0
PureWest Energy rights (b)(i)	1,983	0
Superior Energy Services, Inc. Class A (b)(i)	17,671	1,337
Tidewater, Inc. warrants 11/14/42 (i)	12,651	472
TOTAL ENERGY		43,691
Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (b)(c)(i)	1,458,195	0
Environmental - 0.1%
Darling Ingredients, Inc. (i)	24,137	1,894
Food & Drug Retail - 0.3%
Northeast Grocery, Inc. (b)(c)	339,746	377
Southeastern Grocers, Inc. (b)(c)(i)	250,623	5,421
TOTAL FOOD & DRUG RETAIL		5,798
Food/Beverage/Tobacco - 0.2%
JBS SA	684,100	3,306
Gaming - 0.7%
Boyd Gaming Corp.	74,300	4,292
Caesars Entertainment, Inc. (i)	165,000	7,215
Studio City International Holdings Ltd.:
ADR (d)	32,338	65
(NYSE) ADR (i)	35,600	71
TOTAL GAMING		11,643
Healthcare - 0.6%
Charles River Laboratories International, Inc. (i)	10,500	2,229
IQVIA Holdings, Inc. (i)	23,000	4,822
Tenet Healthcare Corp. (i)	15,300	679
UnitedHealth Group, Inc.	6,400	3,553
TOTAL HEALTHCARE		11,283
Metals/Mining - 0.1%
First Quantum Minerals Ltd.	116,000	2,046
Warrior Metropolitan Coal, Inc.	692	26
TOTAL METALS/MINING		2,072
Services - 0.4%
ASGN, Inc. (i)	44,100	3,739
Visa, Inc. Class A	11,500	2,382
TOTAL SERVICES		6,121
Super Retail - 0.5%
Amazon.com, Inc. (i)	14,100	1,444
Arena Brands Holding Corp. Class B (b)(c)(i)	42,253	425
Dick's Sporting Goods, Inc.	14,800	1,684
Lowe's Companies, Inc.	18,500	3,607
Williams-Sonoma, Inc.	11,300	1,399
TOTAL SUPER RETAIL		8,559
Technology - 2.1%
Adobe, Inc. (i)	5,400	1,720
Advanced Micro Devices, Inc. (i)	25,400	1,526
CDW Corp.	28,200	4,873
Fiserv, Inc. (i)	28,300	2,908
Global Payments, Inc.	25,600	2,925
Lam Research Corp.	4,700	1,902
Marvell Technology, Inc.	82,100	3,258
Microchip Technology, Inc.	66,600	4,112
Microsoft Corp.	17,700	4,109
NVIDIA Corp.	13,100	1,768
NXP Semiconductors NV	7,100	1,037
onsemi (i)	89,360	5,489
Salesforce.com, Inc. (i)	10,286	1,672
SS&C Technologies Holdings, Inc.	19,563	1,006
TOTAL TECHNOLOGY		38,305
Telecommunications - 0.0%
GTT Communications, Inc. rights (b)(i)	65,582	66
Textiles/Apparel - 0.0%
Victoria's Secret & Co. (i)	13,433	505
Utilities - 0.4%
NRG Energy, Inc.	58,300	2,589
PG&E Corp. (i)	307,379	4,589
TOTAL UTILITIES		7,178
TOTAL COMMON STOCKS (Cost $128,389)		168,784

Bank Loan Obligations - 6.0%
	Principal Amount (a) (000s)	Value ($) (000s)
Air Transportation - 0.3%
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.421% 8/11/28 (e)(f)(k)	1,237	1,206
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 4/8/26 (e)(f)(k)	196	184
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 4/4/26 (e)(f)(k)	105	99
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9926% 10/20/27 (e)(f)(k)	465	469
United Airlines, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1084% 4/21/28 (e)(f)(k)	3,448	3,358
TOTAL AIR TRANSPORTATION		5,316
Automotive & Auto Parts - 0.0%
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 12/17/28 (e)(f)(k)	328	251
Banks & Thrifts - 0.1%
Citadel Securities LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.3432% 2/27/28 (e)(f)(k)	1,221	1,209
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 11.208% 5/25/26 (e)(f)(k)	896	859
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.7896% 6/10/29 (e)(f)(k)	115	112
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 1/31/29 (e)(f)(k)	1,000	959
TOTAL BROADCASTING		1,930
Building Materials - 0.3%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3247% 5/17/28 (e)(f)(k)	3,165	2,195
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.3399% 2/25/29 (e)(f)(k)	3,337	2,760
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 6/4/28 (e)(f)(k)	854	792
TOTAL BUILDING MATERIALS		5,747
Cable/Satellite TV - 0.2%
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 7.7666% 1/31/26 (e)(f)(k)	4,603	4,128
Chemicals - 0.4%
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.3442% 8/29/29 (e)(f)(k)	120	119
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 7.9683% 10/4/29 (e)(f)(k)	6,200	5,656
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 11/9/28 (e)(f)(k)	516	469
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4375% 9/22/28 (e)(f)(k)	377	361
TOTAL CHEMICALS		6,605
Consumer Products - 0.3%
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8196% 12/22/26 (e)(f)(k)	2,528	2,384
The Golub Corp. 2LN, term loan 3 month U.S. LIBOR + 13.500% 16.37% 5/8/26 (b)(e)(f)(k)	2,107	2,107
TOTAL CONSUMER PRODUCTS		4,491
Containers - 0.0%
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.2592% 2/9/26 (e)(f)(k)	187	156
Energy - 0.2%
Citgo Petroleum Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.0039% 3/28/24 (e)(f)(k)	3,624	3,622
Forbes Energy Services LLC Tranche B, term loan 0% 12/31/49 (b)(e)(g)(k)	610	0
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(f)(g)(k)	1,671	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(f)(g)(k)	721	0
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 7.3125% 11/14/25 (b)(e)(f)(k)	332	325
TOTAL ENERGY		3,947
Environmental - 0.1%
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2287% 11/30/28 (e)(f)(k)	315	310
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2287% 11/30/28 (e)(f)(k)	24	23
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.8153% 6/21/28 (e)(f)(k)	405	365
TOTAL ENVIRONMENTAL		698
Food/Beverage/Tobacco - 0.0%
Bengal Debt Merger Sub LLC 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 6.9032% 1/24/29 (e)(f)(k)	329	300
Gaming - 0.3%
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.7287% 1/27/29 (e)(f)(k)	5,522	5,169
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.4024% 4/7/29 (e)(f)(k)	349	344
TOTAL GAMING		5,513
Healthcare - 0.4%
Gainwell Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 10/1/27 (e)(f)(k)	2,288	2,170
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 5/5/28 (e)(f)(k)	828	818
Organon & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1875% 6/2/28 (e)(f)(k)	2,155	2,098
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 11/15/28 (e)(f)(k)	980	942
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (e)(f)(k)	254	251
TOTAL HEALTHCARE		6,279
Hotels - 0.5%
Carnival Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.1269% 10/18/28 (e)(f)(k)	9,077	8,299
Insurance - 0.5%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 2/15/27 (e)(f)(k)	203	193
Alliant Holdings Intermediate LLC:
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 5/9/25 (e)(f)(k)	1,630	1,581
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.9799% 11/12/27 (e)(f)(k)	1,784	1,721
HUB International Ltd. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.5268% 4/25/25 (e)(f)(k)	5,774	5,664
CME Term SOFR 1 Month Index + 4.000% 11/10/29 (f)(k)(l)	150	146
TOTAL INSURANCE		9,305
Paper - 0.2%
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.0037% 4/13/29 (e)(f)(k)	3,137	3,017
Services - 0.8%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.8287% 12/20/29 (e)(f)(k)	165	152
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.3287% 12/21/28 (e)(f)(k)	773	741
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 9.5039% 12/10/29 (e)(f)(k)	2,170	1,836
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 12/10/28 (e)(f)(k)	6,203	5,678
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 12.0039% 8/22/25 (e)(f)(k)	2,615	2,518
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 2/21/25 (e)(f)(k)	761	728
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.3125% 12/10/26 (b)(e)(f)(k)	1,002	979
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1441% 3/4/28 (e)(f)(k)	2,665	2,339
TOTAL SERVICES		14,971
Specialty Retailing - 0.0%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 11.7257% 6/30/27 (e)(f)(k)	112	101
Super Retail - 0.0%
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 4/15/28 (e)(f)(k)	726	557
Technology - 0.9%
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.7032% 2/16/28 (e)(f)(k)	142	139
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.9671% 2/15/29 (e)(f)(k)	4,150	3,784
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (f)(k)(m)	705	643
Camelot Finance SA Tranche B, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 10/31/26 (e)(f)(k)	143	141
DG Investment Intermediate Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 3/31/28 (e)(f)(k)	257	242
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 8/19/28 (e)(f)(k)	1,570	1,507
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (e)(f)(k)	1,019	1,008
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 2/1/28 (e)(f)(k)	1,760	1,692
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 6/2/28 (e)(f)(k)	901	821
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3196% 8/31/28 (e)(f)(k)	883	839
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 4/22/28 (e)(f)(k)	767	720
STG-Fairway Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 1/31/27 (e)(f)(k)	390	385
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9983% 5/3/26 (e)(f)(k)	3,975	3,830
2LN, term loan 1 month U.S. LIBOR + 5.250% 8.9983% 5/3/27 (e)(f)(k)	570	523
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 2/28/27 (e)(f)(k)	317	308
TOTAL TECHNOLOGY		16,582
Telecommunications - 0.2%
Frontier Communications Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 5/1/28 (e)(f)(k)	675	636
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10% 5/31/25 (e)(f)(k)	1,795	1,236
Securus Technologies Holdings Tranche B, term loan 3 month U.S. LIBOR + 4.500% 8.1741% 11/1/24 (e)(f)(k)	935	776
Zayo Group Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 3/9/27 (e)(f)(k)	1,082	875
TOTAL TELECOMMUNICATIONS		3,523
Utilities - 0.2%
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.8125% 6/23/25 (e)(f)(k)	3,715	3,649
TOTAL BANK LOAN OBLIGATIONS (Cost $115,799)		106,574

Preferred Securities - 7.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 6.3%
Ally Financial, Inc. 4.7% (e)(h)	945	645
Bank of America Corp.:
5.125% (e)(h)	12,000	11,544
5.875% (e)(h)	14,280	12,400
6.1% (e)(h)	2,590	2,519
Citigroup, Inc.:
4.15% (e)(h)	10,000	7,899
4.7% (e)(h)	2,135	1,739
5% (e)(h)	13,000	11,656
5.35% (e)(h)	12,655	12,491
6.3% (e)(h)	4,585	4,408
Goldman Sachs Group, Inc.:
4.4% (e)(h)	1,120	930
4.95% (e)(h)	1,880	1,716
5.3% (e)(h)	15,000	14,473
JPMorgan Chase & Co.:
4% (e)(h)	4,755	3,975
4.6% (e)(h)	3,265	2,951
5% (e)(h)	24,800	23,163
TOTAL BANKS & THRIFTS		112,509
Energy - 0.9%
Energy Transfer LP:
6.25% (e)(h)	1,625	1,373
6.625% (e)(h)	456	333
7.125% (e)(h)	17,150	14,785
TOTAL ENERGY		16,491
TOTAL PREFERRED SECURITIES (Cost $145,415)		129,000

Other - 1.2%
	Shares	Value ($) (000s)
Other - 1.2%
Fidelity Direct Lending Fund, LP (c)(n) (Cost $22,645)		22,391

Money Market Funds - 8.0%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.10% (o)	143,693,604	143,722
Fidelity Securities Lending Cash Central Fund 3.10% (o)(p)	138,986	139
TOTAL MONEY MARKET FUNDS (Cost $143,861)		143,861

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $1,922,859)	1,777,938
NET OTHER ASSETS (LIABILITIES) - 0.7%	11,785
NET ASSETS - 100.0%	1,789,723

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Level 3 security
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $40,472,000 or 2.3% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $898,199,000 or 50.2% of net assets.

(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Non-income producing - Security is in default.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(l)	The coupon rate will be determined upon settlement of the loan after period end.
(m)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $705,000 and $643,000, respectively.

(n)	Affiliated Fund
(o)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(p)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	1,538

Chesapeake Energy Corp.	2/10/21	33

Fidelity Direct Lending Fund, LP	12/09/21 - 10/31/22	22,645

Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	711

Mesquite Energy, Inc. 15% 7/15/23	11/05/20 - 1/18/22	1,228

New Cotai LLC/New Cotai Capital Corp.	9/11/20	7,224

Northeast Grocery, Inc.	11/08/21	135

Southeastern Grocers, Inc.	6/01/18	1,763

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	237,311	618,603	712,192	1,638	-	-	143,722	0.3%
Fidelity Securities Lending Cash Central Fund 3.10%	-	56,249	56,110	5	-	-	139	0.0%
Total	237,311	674,852	768,302	1,643	-	-	143,861

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Direct Lending Fund, LP	-	22,645	-	1,051	-	(254)	22,391
	-	22,645	-	1,051	-	(254)	22,391

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4,601	4,601	-	-
Consumer Discretionary	25,125	24,571	-	554
Consumer Staples	10,998	5,200	-	5,798
Energy	43,691	30,985	472	12,234
Financials	4,035	4,035	-	-
Health Care	11,283	11,283	-	-
Industrials	4,892	4,892	-	-
Information Technology	42,624	42,558	-	66
Materials	14,357	14,357	-	-
Utilities	7,178	7,178	-	-

Corporate Bonds	1,207,328	-	1,194,006	13,322

Bank Loan Obligations	106,574	-	103,163	3,411

Preferred Securities	129,000	-	129,000	-

Money Market Funds	143,861	143,861	-	-
Total Investments in Securities:	1,755,547	293,521	1,426,641	35,385

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Energy
Beginning Balance	$21,025
Net Realized Gain (Loss) on Investment Securities	(37)
Net Unrealized Gain (Loss) on Investment Securities	3,931
Cost of Purchases	-
Proceeds of Sales	(12,602)
Amortization/Accretion	-
Transfers into Level 3	1
Transfers out of Level 3	(84)
Ending Balance	$12,234
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$3,931
Other Investments in Securities
Beginning Balance	$24,363
Net Realized Gain (Loss) on Investment Securities	(2,682)
Net Unrealized Gain (Loss) on Investment Securities	4,184
Cost of Purchases	4,046
Proceeds of Sales	(4,536)
Amortization/Accretion	508
Transfers into Level 3	1,439
Transfers out of Level 3	(4,171)
Ending Balance	$23,151
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$1,940

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $137) - See accompanying schedule:
Unaffiliated issuers (cost $1,756,353)	$1,611,686
Fidelity Central Funds (cost $143,861)	143,861
Other affiliated issuers (cost $22,645)	22,391

Total Investment in Securities (cost $1,922,859)		$1,777,938
Cash		917
Foreign currency held at value (cost $57)		57
Receivable for investments sold		1,471
Receivable for fund shares sold		1,116
Dividends receivable		319
Interest receivable		21,127
Distributions receivable from Fidelity Central Funds		404
Prepaid expenses		3
Other receivables		8
Total assets		1,803,360
Liabilities
Payable for investments purchased	$8,491
Payable for fund shares redeemed	2,940
Distributions payable	721
Accrued management fee	833
Distribution and service plan fees payable	190
Other affiliated payables	244
Other payables and accrued expenses	79
Collateral on securities loaned	139
Total Liabilities		13,637
Net Assets		$1,789,723
Net Assets consist of:
Paid in capital		$1,862,961
Total accumulated earnings (loss)		(73,238)
Net Assets		$1,789,723

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($462,864 ÷ 42,463 shares) (a)		$10.90
Maximum offering price per share (100/96.00 of $10.90)		$11.35
Class M :
Net Asset Value and redemption price per share ($238,446 ÷ 21,748 shares) (a)		$10.96
Maximum offering price per share (100/96.00 of $10.96)		$11.42
Class C :
Net Asset Value and offering price per share ($56,047 ÷ 5,151 shares) (a)		$10.88
Class I :
Net Asset Value , offering price and redemption price per share ($695,712 ÷ 68,278 shares)		$10.19
Class Z :
Net Asset Value , offering price and redemption price per share ($336,654 ÷ 33,034 shares)		$10.19
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended October 31, 2022
Investment Income
Dividends (including $1,051 earned from affiliated issuers)		$14,323
Interest		78,719
Income from Fidelity Central Funds (including $5 from security lending)		1,643
Total Income		94,685
Expenses
Management fee	$10,601
Transfer agent fees	2,582
Distribution and service plan fees	2,580
Accounting fees	640
Custodian fees and expenses	22
Independent trustees' fees and expenses	7
Registration fees	121
Audit	82
Legal	397
Miscellaneous	8
Total expenses before reductions	17,040
Expense reductions	(42)
Total expenses after reductions		16,998
Net Investment income (loss)		77,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	77,987
Foreign currency transactions	(8)
Total net realized gain (loss)		77,979
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(380,791)
Affiliated issuers	(254)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		(381,046)
Net gain (loss)		(303,067)
Net increase (decrease) in net assets resulting from operations		$(225,380)
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,687	$60,093
Net realized gain (loss)	77,979	51,905
Change in net unrealized appreciation (depreciation)	(381,046)	225,914
Net increase (decrease) in net assets resulting from operations	(225,380)	337,912
Distributions to shareholders	(118,721)	(59,129)
Share transactions - net increase (decrease)	(69,934)	460,911
Total increase (decrease) in net assets	(414,035)	739,694

Net Assets
Beginning of period	2,203,758	1,464,064
End of period	$1,789,723	$2,203,758

Financial Highlights
Fidelity Advisor® High Income Advantage Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.94	$10.95	$11.12	$10.93	$11.41
Income from Investment Operations
Net investment income (loss) A,B	.455	.382	.422	.517	.606
Net realized and unrealized gain (loss)	(1.803)	1.989	(.169)	.260	(.543)
Total from investment operations	(1.348)	2.371	.253	.777	.063
Distributions from net investment income	(.433)	(.381)	(.417)	(.587)	(.543)
Distributions from net realized gain	(.259)	-	(.006)	-	-
Total distributions	(.692)	(.381)	(.423)	(.587)	(.543)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$10.90	$12.94	$10.95	$11.12	$10.93
Total Return D,E	(10.75)%	21.85%	2.41%	7.41%	.50%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.01%	.99%	1.00%	1.01%	.99%
Expenses net of fee waivers, if any	1.01%	.99%	1.00%	1.00%	.99%
Expenses net of all reductions	1.01%	.99%	1.00%	1.00%	.99%
Net investment income (loss)	3.88%	3.07%	3.91%	4.70%	5.35%
Supplemental Data
Net assets, end of period (in millions)	$463	$566	$462	$515	$467
Portfolio turnover rate H	29%	27%	48%	53%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.01	$11.01	$11.18	$10.99	$11.47
Income from Investment Operations
Net investment income (loss) A,B	.458	.385	.425	.521	.611
Net realized and unrealized gain (loss)	(1.813)	1.998	(.169)	.259	(.545)
Total from investment operations	(1.355)	2.383	.256	.780	.066
Distributions from net investment income	(.436)	(.383)	(.420)	(.590)	(.546)
Distributions from net realized gain	(.259)	-	(.006)	-	-
Total distributions	(.695)	(.383)	(.426)	(.590)	(.546)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$10.96	$13.01	$11.01	$11.18	$10.99
Total Return D,E	(10.75)%	21.84%	2.43%	7.39%	.53%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.01%	.99%	1.00%	1.00%	.98%
Expenses net of fee waivers, if any	1.01%	.99%	1.00%	1.00%	.98%
Expenses net of all reductions	1.01%	.99%	1.00%	1.00%	.98%
Net investment income (loss)	3.89%	3.08%	3.91%	4.71%	5.36%
Supplemental Data
Net assets, end of period (in millions)	$238	$300	$266	$329	$337
Portfolio turnover rate H	29%	27%	48%	53%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.92	$10.93	$11.10	$10.91	$11.39
Income from Investment Operations
Net investment income (loss) A,B	.366	.286	.339	.434	.520
Net realized and unrealized gain (loss)	(1.804)	1.988	(.169)	.258	(.543)
Total from investment operations	(1.438)	2.274	.170	.692	(.023)
Distributions from net investment income	(.343)	(.284)	(.334)	(.502)	(.457)
Distributions from net realized gain	(.259)	-	(.006)	-	-
Total distributions	(.602)	(.284)	(.340)	(.502)	(.457)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$10.88	$12.92	$10.93	$11.10	$10.91
Total Return D,E	(11.45)%	20.95%	1.63%	6.60%	(.26)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.78%	1.76%	1.77%	1.77%	1.75%
Expenses net of fee waivers, if any	1.77%	1.76%	1.77%	1.77%	1.75%
Expenses net of all reductions	1.77%	1.76%	1.77%	1.76%	1.75%
Net investment income (loss)	3.12%	2.30%	3.14%	3.94%	4.59%
Supplemental Data
Net assets, end of period (in millions)	$56	$71	$68	$89	$130
Portfolio turnover rate H	29%	27%	48%	53%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.12	$10.26	$10.42	$10.25	$10.70
Income from Investment Operations
Net investment income (loss) A,B	.454	.388	.422	.512	.590
Net realized and unrealized gain (loss)	(1.691)	1.860	(.157)	.241	(.499)
Total from investment operations	(1.237)	2.248	.265	.753	.091
Distributions from net investment income	(.434)	(.388)	(.419)	(.583)	(.541)
Distributions from net realized gain	(.259)	-	(.006)	-	-
Total distributions	(.693)	(.388)	(.425)	(.583)	(.541)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$10.19	$12.12	$10.26	$10.42	$10.25
Total Return D	(10.56)%	22.13%	2.69%	7.67%	.80%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.76%	.74%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.76%	.74%	.75%	.76%	.75%
Expenses net of all reductions	.76%	.74%	.74%	.76%	.75%
Net investment income (loss)	4.13%	3.32%	4.17%	4.95%	5.57%
Supplemental Data
Net assets, end of period (in millions)	$696	$903	$510	$612	$883
Portfolio turnover rate G	29%	27%	48%	53%	45%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® High Income Advantage Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$12.12	$10.26	$10.42	$10.25	$10.69
Income from Investment Operations
Net investment income (loss) B,C	.463	.399	.430	.516	.034
Net realized and unrealized gain (loss)	(1.690)	1.860	(.156)	.248	(.438)
Total from investment operations	(1.227)	2.259	.274	.764	(.404)
Distributions from net investment income	(.444)	(.399)	(.428)	(.594)	(.036)
Distributions from net realized gain	(.259)	-	(.006)	-	-
Total distributions	(.703)	(.399)	(.434)	(.594)	(.036)
Net asset value, end of period	$10.19	$12.12	$10.26	$10.42	$10.25
Total Return D,E	(10.47)%	22.25%	2.79%	7.79%	(3.78)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.66%	.64%	.65%	.65%	.63% H
Expenses net of fee waivers, if any	.66%	.64%	.65%	.65%	.63% H
Expenses net of all reductions	.66%	.64%	.65%	.65%	.63% H
Net investment income (loss)	4.23%	3.42%	4.26%	5.06%	5.46% H
Supplemental Data
Net assets, end of period (in millions)	$337	$363	$159	$137	$18
Portfolio turnover rate I	29%	27%	48%	53%	45%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Direct Lending Fund, LP.
The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$18,652	Recovery value	Recovery value	$0.00 - $1.00 / $1.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.8 - 8.1 / 3.8	Increase
			Enterprise value/Revenue multiple (EV/R)	0.3	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$22,500.00	Increase
			Enterprise Value/PV-10 multiple (EV/PV-10)	0.8	Increase
			Enterprise Value/Proved Reserves multiple	5.9	Increase
			Discount for lack of marketability	20.0%	Decrease
			Enterprise value/EBITDAR multiple (EV/EBITDAR)	3.5	Increase
		Discounted cash flow	Discount rate	10.0% - 13.5% / 10.7%	Decrease
			Reserve risk rate	50.0% - 95.0% / 72.5%	Increase
		Book value	Book value multiple	1.00	Increase
Corporate Bonds	$13,322	Recovery value	Recovery value	$0.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	2.8	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$22,500.00	Increase
			Enterprise Value/PV-10 multiple (EV/PV-10)	0.8	Increase
			Enterprise Value/Proved Reserves multiple	5.9	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
			Reserve risk rate	50.0% - 95.0% / 72.5%	Increase
		Indicative market price	Evaluated bid	$0.13 - $5.88 / $4.49	Increase
		Book value	Book value multiple	1.00	Increase
Bank Loan Obligations	$3,411	Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$100.00	Increase
		Indicative market price	Evaluated bid	$97.75	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor High Income Advantage Fund	$9

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,428
Gross unrealized depreciation	(219,818)
Net unrealized appreciation (depreciation)	$(140,390)
Tax Cost	$1,918,328

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,879
Undistributed long-term capital gain	$62,368
Net unrealized appreciation (depreciation) on securities and other investments	$(140,390)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$82,840	$59,129
Long-term Capital Gains	35,881	-
Total	$118,721	$59,129

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Advisor High Income Advantage Fund	Fidelity Direct Lending Fund, LP	$31,606
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor High Income Advantage Fund	507,689	530,747
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,275	$32
Class M	- %	.25%	665	3
Class C	.75%	.25%	640	123
			$2,580	$158

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$32
Class M	5
Class C A	2
$39

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$759.15
Class M	381.14
Class C	108.17
Class I	1,192.15
Class Z	142.05
	$2,582

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor High Income Advantage Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor High Income Advantage Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor High Income Advantage Fund	8,140	8,522	1,790

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Advisor High Income Advantage Fund	3
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor High Income Advantage Fund	$3
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor High Income Advantage Fund	$- A	$-	$-

A   Amount represents less than five hundred dollars.
9. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example   the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class C	1.75%	7

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor High Income Advantage Fund
Distributions to shareholders
Class A	$30,360	$16,253
Class M	15,770	9,081
Class C	3,323	1,624
Class I	51,542	23,558
Class Z	17,726	8,613
Total	$118,721	$59,129
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor High Income Advantage Fund
Class A
Shares sold	6,812	9,047	$81,309	$113,404
Reinvestment of distributions	2,336	1,182	27,862	14,690
Shares redeemed	(10,414)	(8,683)	(122,480)	(108,310)
Net increase (decrease)	(1,266)	1,546	$(13,309)	$19,784
Class M
Shares sold	1,587	2,409	$18,925	$30,135
Reinvestment of distributions	1,238	674	14,858	8,416
Shares redeemed	(4,119)	(4,160)	(48,599)	(52,087)
Net increase (decrease)	(1,294)	(1,077)	$(14,816)	$(13,536)
Class C
Shares sold	1,146	1,686	$13,607	$21,065
Reinvestment of distributions	267	126	3,187	1,555
Shares redeemed	(1,763)	(2,494)	(20,501)	(30,859)
Net increase (decrease)	(350)	(682)	$(3,707)	$(8,239)
Class I
Shares sold	30,137	42,445	$335,242	$497,379
Reinvestment of distributions	4,179	1,796	46,661	20,993
Shares redeemed	(40,602)	(19,424)	(442,243)	(226,550)
Net increase (decrease)	(6,286)	24,817	$(60,340)	$291,822
Class Z
Shares sold	23,041	18,171	$244,497	$213,351
Reinvestment of distributions	1,225	581	13,627	6,821
Shares redeemed	(21,230)	(4,226)	(235,886)	(49,091)
Net increase (decrease)	3,036	14,526	$22,238	$171,081
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor High Income Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity Advisor® High Income Advantage Fund
Class A	1.01%
Actual		$ 1,000	$ 963.80	$ 5.00
Hypothetical- B		$ 1,000	$ 1,020.11	$ 5.14
Class M	1.00%
Actual		$ 1,000	$ 964.10	$ 4.95
Hypothetical- B		$ 1,000	$ 1,020.16	$ 5.09
Class C	1.75%
Actual		$ 1,000	$ 961.00	$ 8.65
Hypothetical- B		$ 1,000	$ 1,016.38	$ 8.89
Class I	.77%
Actual		$ 1,000	$ 965.70	$ 3.82
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Class Z	.67%
Actual		$ 1,000	$ 965.30	$ 3.32
Hypothetical- B		$ 1,000	$ 1,021.83	$ 3.41

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $80,244,104, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $49,293,410 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $53,340,252 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 98.09% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

2021 Total Return % vs. Lipper High Yield Funds and ICE BofA US HY Const:

75% beaten
25% beaten
Benchmark
Class I
25.000
20.000
15.000
10.000
5.000
20.467
11.459
12.430
9.290
1 Year
30.000
25.000
20.000
15.000
29.053
21.111
21.280
16.978
3 Year
55.000
50.000
45.000
40.000
35.000
30.000
25.000
51.546
35.965
34.715
27.980
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	99%	98%	98%
Class Z	100%	-	-
Class C	98%	94%	96%
Class I	100%	98%	99%
Class M	99%	98%	99%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (Class I), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of Class I ranked above the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the similar sales load structure group competitive median for 2021. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.538463.125
HY-ANN-1222
Fidelity Advisor® Floating Rate High Income Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.2.75% sales charge)	-4.66%	1.97%	2.55%
Class M (incl.2.75% sales charge)	-4.67%	1.96%	2.49%
Class C (incl. contingent deferred sales charge)	-3.75%	1.75%	2.22%
Fidelity® Floating Rate High Income Fund	-1.79%	2.84%	3.12%
Class I	-1.73%	2.79%	3.08%
Class Z	-1.63%	2.87%	3.12%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A, on October 31, 2012, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Morningstar® LSTA® US Performing Loans performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
$9,700
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,863 Fidelity Advisor® Floating Rate High Income Fund - Class A
$14,561 Morningstar® LSTA® US Performing Loans

Effective August, 29, 2022, the S&P ® /LSTA Leveraged Performing Loan Index was re-branded as Morningstar ® LSTA ® US Performing Loans.

Management's Discussion of Fund Performance
Market Recap:
Floating-rate bank loans returned -1.86% for the 12 months ending October 31, 2022, as measured by Morningstar LSTA US Performing Loans. Despite the negative performance, loans outpaced nearly all other fixed-income categories in a turbulent period of rising interest rates and widening credit spreads. After posting modest gains early on, loan prices turned lower in February, reflecting a retreat from risk assets amid Russia's invasion of Ukraine. Following marginal upswings in March and April, the market context changed markedly in May. Loans declined sharply amid mounting concerns about rising inflation, higher interest rates and tighter monetary policy. The asset class fell further in June, as investors shifted their focus to risks of slowing economic growth. Loans rebounded robustly in July and August on expectations for a shallower tightening cycle from the U.S. Federal Reserve, better-than-expected corporate earnings growth and low supply. The strong run stalled in September, as investors concluded that tightening monetary conditions and more rate hikes could push the U.S. economy into a recession. Loans ended the period on a positive note, aided by a favorable earnings trend and light supply. Nearly all groups in the fund's benchmark declined. Home furnishings (-13%), all telecom (-5%) and health care (-4%) were the biggest laggards. Conversely, oil & gas (+5%), utilities (+4%) and lodging & casinos (+1%) notably outperformed. Lower-quality loans lagged the index, reflecting investor risk aversion during the period.
Comments from Co-Managers Eric Mollenhauer, Kevin Nielsen and Chandler Perine:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -2%, roughly in line with the -1.86% result of the benchmark, the Morningstar LSTA US Performing Loans. The fund's core allocation to floating-rate leveraged loans returned -1.53% and contributed to performance versus the benchmark. By industry, the primary contributors to performance versus the benchmark were security selection and an overweighting in oil & gas. Security selection in nonferrous metals/minerals and electronics/electrical also lifted the fund's relative result. Our top individual relative contributor was a non-benchmark stake in Chesapeake Energy (+74%). The fund's out-of-benchmark stake in Murray Energy gained roughly 66% and helped. Avoiding Envision Healthcare, a benchmark component that returned -49%, aided relative performance. Conversely, the largest detractor from performance versus the benchmark was security selection in insurance. Security picks and an underweighting in industrial equipment and an overweighting in home furnishings also hurt the fund's relative result. The biggest individual relative detractor was an overweight position in Asurion (-14%). Asurion was among the largest holdings in the fund. Another notable relative detractor was an out-of-benchmark stake in TNT Crane (-63%). Another notable relative detractor was an overweighting in Diamond Sports (-46%). By quality, security selection in unrated bonds helped most versus the benchmark, whereas security choices among bonds rated BB hurt most.

Note to shareholders:
On October 1, 2022, Chandler Perine assumed co-management responsibilities for the fund. On August 29, 2022, the fund's benchmark changed from S&P/LSTA Leveraged Loan Index to Morningstar LSTA US Performing Loans.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Bass Pro Group LLC	2.6
Asurion LLC	1.4
Intelsat Jackson Holdings SA	1.2
Caesars Resort Collection LLC	1.1
Athenahealth Group, Inc.	1.1
HUB International Ltd.	1.0
Fertitta Entertainment LLC NV	1.0
TransDigm, Inc.	1.0
Peraton Corp.	0.8
Charter Communication Operating LLC	0.8
12.0

Market Sectors (% of Fund's net assets)

Technology	15.7
Services	8.9
Healthcare	5.3
Gaming	5.2
Telecommunications	5.1

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 8.7%

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Bank Loan Obligations - 87.6%
	Principal Amount (a) (000s)	Value ($) (000s)
Aerospace - 0.9%
ADS Tactical, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.750% 9.3224% 3/19/26 (b)(c)(d)	13,551	12,196
Gemini HDPE LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.81% 12/31/27 (b)(c)(d)	4,205	4,027
TransDigm, Inc.:
Tranche E 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 5/30/25 (b)(c)(d)	23,831	23,259
Tranche F 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 12/9/25 (b)(c)(d)	24,987	24,376
Tranche G 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 8/22/24 (b)(c)(d)	41,029	40,320
TOTAL AEROSPACE		104,178
Air Transportation - 1.5%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.9926% 4/20/28 (b)(c)(d)	26,185	25,895
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.421% 8/11/28 (b)(c)(d)	17,444	17,008
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 4/8/26 (b)(c)(d)	8,178	7,657
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 4/4/26 (b)(c)(d)	4,397	4,117
Echo Global Logistics, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.750% 8.5039% 11/23/28 (b)(c)(d)(e)	19,450	18,736
2LN, term loan 3 month U.S. LIBOR + 8.000% 12.4147% 11/23/29 (b)(c)(d)(e)	4,100	3,950
Mileage Plus Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 8.7771% 7/2/27 (b)(c)(d)	25,869	26,375
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9926% 10/20/27 (b)(c)(d)	22,990	23,177
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.8287% 3/24/28 (b)(c)(d)	12,373	11,661
United Airlines, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1084% 4/21/28 (b)(c)(d)	33,640	32,771
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 3.000% 6.4891% 12/11/26 (b)(c)(d)	4,303	3,737
TOTAL AIR TRANSPORTATION		175,084
Automotive & Auto Parts - 1.6%
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.5787% 3/5/28 (b)(c)(d)	20,862	18,817
Avis Budget Car Rental LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.3287% 3/16/29 (b)(c)(d)	17,134	16,906
Clarios Global LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 4/30/26 (b)(c)(d)	10,905	10,583
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.8707% 6/3/28 (b)(c)(d)	40,742	36,235
Driven Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5169% 11/17/28 (b)(c)(d)(e)	13,114	12,688
Les Schwab Tire Centers Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.5799% 11/2/27 (b)(c)(d)	19,792	19,149
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 12/17/28 (b)(c)(d)	26,832	20,603
Power Stop LLC 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8196% 1/26/29 (b)(c)(d)(e)	20,039	14,929
Rough Country LLC:
2LN, term loan 1 month U.S. LIBOR + 6.500% 10.1741% 7/28/29 (b)(c)(d)	6,095	5,303
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 7/28/28 (b)(c)(d)	15,301	14,291
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.3171% 2/8/28 (b)(c)(d)	8,359	7,300
Truck Hero, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 1/29/28 (b)(c)(d)	23,870	20,474
TOTAL AUTOMOTIVE & AUTO PARTS		197,278
Banks & Thrifts - 0.8%
Citadel Securities LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.3432% 2/27/28 (b)(c)(d)	33,681	33,351
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.4787% 4/9/27 (b)(c)(d)	12,693	11,979
LHS Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 8.5787% 2/18/29 (b)(c)(d)	29,417	23,129
Novae LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 9.6963% 12/22/28 (b)(c)(d)	12,119	11,089
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 12/1/28 (b)(c)(d)	6,531	6,378
Walker & Dunlop, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.0787% 12/16/28 (b)(c)(d)(e)	6,724	6,590
TOTAL BANKS & THRIFTS		92,516
Broadcasting - 2.1%
AppLovin Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 6.6741% 10/25/28 (b)(c)(d)	14,661	14,119
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 8/15/25 (b)(c)(d)	37,138	36,268
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 11.208% 5/25/26 (b)(c)(d)	8,597	8,238
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.458% 8/24/26 (b)(c)(d)	71,271	13,827
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.1196% 12/1/28 (b)(c)(d)(e)	42,667	37,867
Entercom Media Corp. Tranche B 2LN, term loan 1 month U.S. LIBOR + 2.500% 6.1323% 11/17/24 (b)(c)(d)	10,461	7,989
Gray Television, Inc. Tranche D 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1279% 12/1/28 (b)(c)(d)	13,760	13,545
Nexstar Broadcasting, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 9/19/26 (b)(c)(d)	22,959	22,695
Sinclair Television Group, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.500% 6.26% 9/30/26 (b)(c)(d)	5,260	4,954
1 month U.S. LIBOR + 3.000% 6.76% 4/1/28 (b)(c)(d)	2,963	2,749
Tranche B4 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 7.5787% 4/21/29 (b)(c)(d)	20,736	19,372
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.6741% 8/14/26 (b)(c)(d)	11,742	11,534
Univision Communications, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.7896% 6/10/29 (b)(c)(d)	7,880	7,703
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.0039% 3/24/26 (b)(c)(d)	16,123	15,599
1 month U.S. LIBOR + 3.250% 7.0039% 1/31/29 (b)(c)(d)	40,327	38,664
Tranche C 5LN, term loan 3 month U.S. LIBOR + 2.750% 6.5039% 3/15/24 (b)(c)(d)	862	857
TOTAL BROADCASTING		255,980
Building Materials - 2.7%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3247% 5/17/28 (b)(c)(d)	29,042	20,142
APi Group DE, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.500% 6.2539% 10/1/26 (b)(c)(d)	15,098	14,891
1 month U.S. LIBOR + 2.750% 6.5039% 1/3/29 (b)(c)(d)	12,635	12,452
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 5/19/28 (b)(c)(d)	12,222	11,914
DiversiTech Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.451% 12/22/28 (b)(c)(d)	9,640	8,911
Foley Products Co. LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 8.4532% 12/29/28 (b)(c)(d)	11,854	11,202
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.3399% 2/25/29 (b)(c)(d)	82,134	67,949
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5787% 2/28/27 (b)(c)(d)	17,740	17,319
Installed Building Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 12/14/28 (b)(c)(d)	8,059	7,873
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8.1532% 4/29/29 (b)(c)(d)	38,350	34,615
Smyrna Ready Mix LLC Tranche B 1lN, term loan CME Term SOFR 1 Month Index + 4.250% 8.0787% 4/1/29 (b)(c)(d)(e)	15,376	14,877
Specialty Building Products Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8224% 10/15/28 (b)(c)(d)	9,084	7,864
SRS Distribution, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.2539% 6/4/28 (b)(c)(d)	37,096	34,406
CME Term SOFR 1 Month Index + 3.500% 7.3287% 6/2/28 (b)(c)(d)	11,468	10,630
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan 6 month U.S. LIBOR + 2.500% 6.6751% 9/22/28 (b)(c)(d)	21,058	20,587
Traverse Midstream Partners Ll Tranche B, term loan CME Term SOFR 1 Month Index + 4.250% 7.9774% 9/27/24 (b)(c)(d)	10,004	9,883
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 5/7/28 (b)(c)(d)	11,430	10,841
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.4787% 10/19/27 (b)(c)(d)	9,801	9,261
TOTAL BUILDING MATERIALS		325,617
Cable/Satellite TV - 2.8%
Charter Communication Operating LLC Tranche B2 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.51% 2/1/27 (b)(c)(d)	95,562	93,787
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan 1 month U.S. LIBOR + 2.250% 5.6621% 1/31/28 (b)(c)(d)	36,425	34,953
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.4121% 10/15/29 (b)(c)(d)	4,745	4,582
CSC Holdings LLC:
Tranche B 5LN, term loan CME Term SOFR 1 Month Index + 2.500% 5.9121% 4/15/27 (b)(c)(d)	22,246	21,014
Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 5.6621% 1/15/26 (b)(c)(d)	26,440	25,580
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.7539% 8/2/27 (b)(c)(d)	38,700	36,794
LCPR Loan Financing LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1621% 9/25/28 (b)(c)(d)	7,670	7,459
Neptune Finco Corp. Tranche B, term loan CME Term SOFR 1 Month Index + 2.250% 5.6621% 7/17/25 (b)(c)(d)	22,819	22,035
Numericable LLC:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 7.1647% 7/31/25 (b)(c)(d)	29,839	26,967
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 7.7666% 1/31/26 (b)(c)(d)	3,198	2,869
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.9051% 8/14/26 (b)(c)(d)	36,291	33,176
Virgin Media Bristol LLC Tranche N, term loan 1 month U.S. LIBOR + 2.500% 5.9121% 1/31/28 (b)(c)(d)	21,915	21,452
TOTAL CABLE/SATELLITE TV		330,668
Capital Goods - 0.7%
Ali Group North America Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 5.8432% 7/23/29 (b)(c)(d)	9,338	9,156
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 11.3779% 11/15/26 (b)(c)(d)(e)	2,917	2,771
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.6279% 11/15/25 (b)(c)(d)	7,544	7,280
Doosan Bobcat Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 6.1532% 4/20/29 (b)(c)(d)	9,438	9,258
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 5.4899% 1/24/29 (b)(c)(d)	25,693	25,063
Harsco Corp. Tranche B3 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0625% 3/10/28 (b)(c)(d)	5,925	5,136
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 8.7539% 9/20/26 (b)(c)(d)	3,105	3,035
Resideo Funding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.2884% 2/12/28 (b)(c)(d)	7,880	7,737
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 12.4929% 4/16/25 (b)(c)(d)(e)	4,172	3,896
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 6 month U.S. LIBOR + 3.500% 6.8707% 7/31/27 (b)(c)(d)	9,470	8,979
TOTAL CAPITAL GOODS		82,311
Chemicals - 3.0%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 9/30/28 (b)(c)(d)	18,919	16,814
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 10.7539% 9/22/29 (b)(c)(d)(e)	3,385	3,021
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (c)(d)(f)	2,783	2,473
Aruba Investment Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.750% 11.3264% 11/24/28 (b)(c)(d)	12,310	11,079
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.5764% 11/24/27 (b)(c)(d)	14,578	13,658
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.3442% 8/29/29 (b)(c)(d)	8,430	8,381
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.669% 5/27/29 (b)(c)(d)	15,461	14,355
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 5/17/28 (b)(c)(d)	2,600	2,126
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.3633% 5/7/25 (b)(c)(d)(e)	11,633	11,051
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 6.1323% 5/7/25 (b)(c)(d)	10,814	10,219
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 7.9683% 10/4/29 (b)(c)(d)	25,365	23,139
Element Solutions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.7539% 1/31/26 (b)(c)(d)	11,760	11,697
Groupe Solmax, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.3919% 5/27/28 (b)(c)(d)	18,495	16,045
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 7/3/28 (b)(c)(d)	13,550	11,905
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 7.4125% 3/15/29 (b)(c)(d)	40,449	34,280
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 11.0046% 2/9/30 (b)(c)(d)(e)	8,290	6,549
ICP Group Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 12/29/27 (b)(c)(d)	8,712	6,865
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 1/20/26 (b)(c)(d)	24,698	23,185
Kraton Polymers U.S. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.718% 3/15/29 (b)(c)(d)	10,259	9,887
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.8467% 12/1/26 (b)(c)(d)	18,265	15,525
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 7.4375% 11/9/28 (b)(c)(d)	21,696	19,720
CME Term SOFR 1 Month Index + 4.500% 8.1532% 11/9/28 (b)(c)(d)	12,482	11,409
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 7% 10/11/24 (b)(c)(d)	10,912	9,930
Starfruit U.S. Holdco LLC Tranche B, term loan 1 month U.S. LIBOR + 2.750% 7.1647% 10/1/25 (b)(c)(d)	20,706	19,476
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 5.51% 4/3/25 (b)(c)(d)	12,288	11,937
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. Tranche B2 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 5/3/28 (b)(c)(d)	14,971	12,875
Valcour Packaging LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.982% 10/4/28 (b)(c)(d)	1,762	1,577
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4375% 9/22/28 (b)(c)(d)	17,582	16,851
TOTAL CHEMICALS		356,029
Consumer Products - 2.1%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.2023% 2/7/29 (b)(c)(d)(e)	27,312	24,785
BCPE Empire Holdings, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 7.7539% 6/11/26 (b)(c)(d)	9,706	9,332
CME Term SOFR 1 Month Index + 4.620% 8.4537% 6/11/26 (b)(c)(d)	2,983	2,876
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 6/11/26 (b)(c)(d)	14,881	14,249
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.7539% 5/23/27 (b)(c)(d)	12,480	11,963
CNT Holdings I Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.239% 11/8/27 (b)(c)(d)	21,163	20,565
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 5/17/28 (b)(c)(d)	11,540	9,656
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.1631% 9/29/28 (b)(c)(d)	16,753	15,635
Gloves Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 1/6/28 (b)(c)(d)	1,542	1,419
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 12/21/25 (b)(c)(d)	18,567	17,572
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8196% 12/22/26 (b)(c)(d)	28,239	26,635
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.4327% 9/24/28 (b)(c)(d)	24,488	20,888
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 3/4/28 (b)(c)(d)	14,775	14,145
Runner Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 8.5696% 10/20/28 (b)(c)(d)	12,797	8,468
Sweetwater Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0625% 8/5/28 (b)(c)(d)(e)	19,112	17,249
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 6/29/28 (b)(c)(d)	9,252	7,423
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.1885% 6/29/28 (b)(c)(d)(f)	1,220	979
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.18% 5/3/28 (b)(c)(d)	13,758	11,581
Woof Holdings LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.3153% 12/21/27 (b)(c)(d)(e)	15,594	14,892
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.250% 10.8153% 12/21/28 (b)(c)(d)	2,135	1,916
TOTAL CONSUMER PRODUCTS		252,228
Containers - 1.7%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 3/3/28 (b)(c)(d)	24,490	23,146
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 6.4276% 3/11/28 (b)(c)(d)	21,178	19,886
1 month U.S. LIBOR + 3.750% 6.9106% 3/11/28 (b)(c)(d)	11,932	11,406
Berry Global, Inc. Tranche Z 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.0503% 7/1/26 (b)(c)(d)	27,835	27,408
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 6.3779% 4/3/24 (b)(c)(d)	4,901	4,656
Canister International Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.5039% 12/21/26 (b)(c)(d)	5,850	5,777
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 12/1/27 (b)(c)(d)	10,842	10,489
Graham Packaging Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 8/4/27 (b)(c)(d)	18,576	18,083
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.2592% 2/9/26 (b)(c)(d)	8,890	7,423
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 7.7539% 8/1/26 (b)(c)(d)	1,980	1,883
1 month U.S. LIBOR + 4.000% 7.8432% 7/31/26 (b)(c)(d)	9,725	9,272
Proampac PG Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.8419% 11/18/25 (b)(c)(d)	4,957	4,697
Reynolds Consumer Products LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 1/30/27 (b)(c)(d)	18,540	18,164
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.0039% 2/5/26 (b)(c)(d)	17,685	17,173
1 month U.S. LIBOR + 3.500% 7.2539% 9/24/28 (b)(c)(d)	10,608	10,278
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.2539% 8/12/28 (b)(c)(d)	14,203	13,936
TOTAL CONTAINERS		203,677
Diversified Financial Services - 1.8%
ACNR Holdings, Inc. term loan 20.3269% 9/16/25 (b)(d)(e)	1,623	1,623
AlixPartners LLP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 2/4/28 (b)(c)(d)	14,667	14,306
AVSC Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.6441% 3/1/25 (b)(c)(d)	14,615	12,648
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 8.6441% 10/15/26 (b)(c)(d)	6,157	5,413
BCP Renaissance Parent LLC Tranche B3 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.0532% 10/31/26 (b)(c)(d)	7,576	7,404
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 1/27/27 (b)(c)(d)	6,579	6,303
Eagle 4 Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 7/12/28 (b)(c)(d)	5,809	5,616
Finco I LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 6/27/25 (b)(c)(d)	1,838	1,830
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 6/24/28 (b)(c)(d)	14,054	13,716
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.7539% 7/3/24 (b)(c)(d)	6,538	6,432
GT Polaris, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8.1647% 9/24/27 (b)(c)(d)	8,734	7,948
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 5.6621% 3/1/25 (b)(c)(d)	18,367	18,051
Hightower Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 8.2776% 4/21/28 (b)(c)(d)	13,383	12,379
KREF Holdings X LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.875% 9/1/27 (b)(c)(d)(e)	5,642	5,558
Nexus Buyer LLC:
2LN, term loan 1 month U.S. LIBOR + 6.250% 10.0039% 11/5/29 (b)(c)(d)	14,420	13,429
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 11/8/26 (b)(c)(d)	15,029	14,417
TransUnion LLC:
Tranche B5 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 11/16/26 (b)(c)(d)	23,240	22,655
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 12/1/28 (b)(c)(d)	17,269	16,987
UFC Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 7.11% 4/29/26 (b)(c)(d)	10,010	9,772
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 9.3636% 2/9/27 (b)(c)(d)	23,057	21,876
TOTAL DIVERSIFIED FINANCIAL SERVICES		218,363
Diversified Media - 1.0%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.284% 10/28/27 (b)(c)(d)	31,385	27,227
Allen Media LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.2032% 2/10/27 (b)(c)(d)	40,756	34,041
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 12/17/26 (b)(c)(d)	68,605	63,942
TOTAL DIVERSIFIED MEDIA		125,210
Energy - 2.5%
Aip Rd Buyer Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.9787% 12/22/28 (b)(c)(d)	9,258	8,917
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8949% 11/14/26 (b)(c)(d)	14,883	14,319
Array Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.2077% 10/14/27 (b)(c)(d)	31,195	29,324
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 7.5007% 5/21/25 (b)(c)(d)	2,315	2,288
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 3/17/28 (b)(c)(d)(e)	7,387	7,165
Citgo Petroleum Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.0039% 3/28/24 (b)(c)(d)	24,718	24,699
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 6/4/28 (b)(c)(d)	68,769	67,798
EG America LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.250% 7.9241% 3/10/26 (b)(c)(d)	10,307	9,361
3 month U.S. LIBOR + 4.000% 7.6741% 2/6/25 (b)(c)(d)	24,255	21,945
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 7.6741% 2/6/25 (b)(c)(d)	4,774	4,319
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.9199% 8/27/28 (b)(c)(d)(e)	15,643	14,782
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.1741% 9/29/28 (b)(c)(d)	40,540	40,124
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 8.0039% 7/18/25 (b)(c)(d)	29,480	28,419
Granite Acquisition, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.4241% 3/25/28 (b)(c)(d)	9,769	9,618
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 7.3125% 11/14/25 (b)(c)(d)(e)	11,663	11,401
Rockwood Service Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 1/23/27 (b)(c)(d)	2,687	2,613
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 9.1274% 6/21/26 (b)(c)(d)	6,917	6,768
TOTAL ENERGY		303,860
Entertainment/Film - 0.3%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.2539% 9/1/27 (b)(c)(d)	16,234	14,752
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.2539% 9/1/27 (b)(c)(d)	18,845	17,149
TOTAL ENTERTAINMENT/FILM		31,901
Environmental - 0.8%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.7539% 10/8/28 (b)(c)(d)	13,558	13,462
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2287% 11/30/28 (b)(c)(d)	15,482	15,259
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2287% 11/30/28 (b)(c)(d)	1,166	1,149
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.8153% 6/21/28 (b)(c)(d)	35,011	31,587
The Brickman Group, Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.9787% 4/14/29 (b)(c)(d)	18,740	18,155
TRC Companies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 11/17/28 (b)(c)(d)	13,465	12,677
WTG Holdings III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.3125% 4/1/28 (b)(c)(d)	4,720	4,634
TOTAL ENVIRONMENTAL		96,923
Food & Drug Retail - 0.6%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8653% 10/1/25 (b)(c)(d)	4,589	3,981
Cardenas Merger Sub, LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.750% 9.7949% 8/1/29 (b)(c)(d)	10,255	9,909
Froneri U.S., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 1/29/27 (b)(c)(d)	17,836	17,193
GOBP Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 10/22/25 (b)(c)(d)	2,569	2,540
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 9.9147% 11/20/25 (b)(c)(d)	21,015	15,603
PetIQ, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.6621% 4/13/28 (b)(c)(d)	19,278	17,543
Primary Products Finance LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7089% 4/1/29 (b)(c)(d)	11,297	10,944
TOTAL FOOD & DRUG RETAIL		77,713
Food/Beverage/Tobacco - 1.3%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 11.5039% 10/1/26 (b)(c)(d)	2,240	1,792
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 10/1/25 (b)(c)(d)	4,411	3,821
Bengal Debt Merger Sub LLC:
1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 6.9032% 1/24/29 (b)(c)(d)	35,144	32,019
2LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.6532% 1/24/30 (b)(c)(d)	8,175	7,079
Chobani LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 10/23/27 (b)(c)(d)	16,665	15,107
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.8265% 5/16/29 (b)(c)(d)	35,975	34,671
Shearer's Foods, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 9/23/27 (b)(c)(d)	13,959	12,938
Triton Water Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 3/31/28 (b)(c)(d)	40,083	35,528
U.S. Foods, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 5.7539% 9/13/26 (b)(c)(d)	9,791	9,594
TOTAL FOOD/BEVERAGE/TOBACCO		152,549
Gaming - 4.7%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.5503% 10/1/28 (b)(c)(d)	45,640	42,349
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 7/20/25 (b)(c)(d)	37,743	37,349
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 6.5039% 12/22/24 (b)(c)(d)	98,132	96,950
Churchill Downs, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.76% 3/17/28 (b)(c)(d)	8,520	8,243
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 6.0039% 9/21/28 (b)(c)(d)	5,043	4,925
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.7287% 1/27/29 (b)(c)(d)	132,404	123,930
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.0427% 7/4/28 (b)(c)(d)	13,610	13,423
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 6.6% 10/20/24 (b)(c)(d)	40,192	39,790
GVC Holdings Gibraltar Ltd.:
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 10/31/29 (c)(d)(g)	4,350	4,277
Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.1741% 3/16/27 (b)(c)(d)	12,986	12,823
J&J Ventures Gaming LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 4/26/28 (b)(c)(d)	12,316	11,600
PCI Gaming Authority 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 5/29/26 (b)(c)(d)	7,534	7,433
Penn Entertainment, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 6.5787% 5/3/29 (b)(c)(d)	10,294	10,128
Playtika Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 3/11/28 (b)(c)(d)	7,951	7,724
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.4024% 4/7/29 (b)(c)(d)	32,344	31,852
Scientific Games Holdings LP term loan CME Term SOFR 1 Month Index + 3.500% 7.0974% 4/4/29 (b)(c)(d)	35,710	33,581
Stars Group Holdings BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.8919% 7/16/26 (b)(c)(d)	40,159	39,390
Station Casinos LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.01% 2/7/27 (b)(c)(d)	37,555	36,736
TOTAL GAMING		562,503
Healthcare - 5.1%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.9532% 2/2/29 (b)(c)(d)	16,758	14,579
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 8/23/28 (b)(c)(d)	14,450	13,709
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 11/6/27 (b)(c)(d)	19,405	18,998
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 7.9803% 2/12/28 (b)(c)(d)	9,000	8,505
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7041% 12/13/26 (b)(c)(d)	36,471	34,488
Elanco Animal Health, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8779% 8/1/27 (b)(c)(d)	31,387	30,205
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 11/1/28 (b)(c)(d)	12,129	11,708
Embecta Corp. Tranche B 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.000% 6.5532% 3/31/29 (b)(c)(d)	16,063	15,632
Gainwell Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 10/1/27 (b)(c)(d)	64,013	60,705
HAH Group Holding Co. LLC:
1LN, term loan 1 month U.S. LIBOR + 5.000% 8.71% 10/29/27 (b)(c)(d)	2,985	2,832
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.71% 10/29/27 (b)(c)(d)	378	358
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.375% 3/15/28 (b)(c)(d)	26,662	26,045
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 5.9609% 1/6/29 (b)(c)(d)	13,393	13,100
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 5/4/28 (b)(c)(d)	30,092	29,377
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 5/5/28 (b)(c)(d)	34,462	34,010
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.955% 10/19/27 (b)(c)(d)	14,718	14,322
MED ParentCo LP:
1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 8/31/26 (b)(c)(d)	12,237	9,576
2LN, term loan 1 month U.S. LIBOR + 8.250% 12.0039% 8/30/27 (b)(c)(d)	2,851	2,138
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 10/23/28 (b)(c)(d)	27,378	25,142
National Mentor Holdings, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4658% 3/2/28 (b)(c)(d)	13,502	9,574
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.43% 3/2/28 (b)(c)(d)	225	159
Organon & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1875% 6/2/28 (b)(c)(d)	41,542	40,451
Owens & Minor, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.6621% 3/29/29 (b)(c)(d)	10,651	10,403
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 11/30/27 (b)(c)(d)	21,242	20,492
Pathway Vet Alliance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 3/31/27 (b)(c)(d)	29,063	26,156
Perrigo Investments LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 6.3287% 4/20/29 (b)(c)(d)	16,828	16,554
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 11/15/28 (b)(c)(d)	47,012	45,209
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (b)(c)(d)	16,903	16,713
Project Ruby Ultimate Parent Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 3/10/28 (b)(c)(d)	9,096	8,546
Surgery Center Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.07% 8/31/26 (b)(c)(d)	16,740	15,956
U.S. Anesthesia Partners, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.500% 10.6279% 10/1/29 (b)(c)(d)(e)	2,820	2,594
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3779% 10/1/28 (b)(c)(d)	20,409	19,337
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 8.9241% 12/15/27 (b)(c)(d)	14,919	13,353
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0648% 11/20/26 (b)(c)(d)	7,987	7,168
TOTAL HEALTHCARE		618,094
Homebuilders/Real Estate - 0.7%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 8/21/25 (b)(c)(d)	36,672	35,827
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 5.8287% 1/27/29 (b)(c)(d)	19,632	18,834
Lightstone Holdco LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 9.4787% 1/30/27 (b)(c)(d)	8,926	8,042
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 9.4787% 1/30/27 (b)(c)(d)	505	455
Ryan Specialty Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.8287% 9/1/27 (b)(c)(d)	18,954	18,652
TOTAL HOMEBUILDERS/REAL ESTATE		81,810
Hotels - 2.4%
Aimbridge Acquisition Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 2/1/26 (b)(c)(d)	3,678	3,319
ASP LS Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 7.3769% 4/30/28 (b)(c)(d)	11,655	9,149
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.4891% 9/9/26 (b)(c)(d)	10,880	10,642
Carnival Finance LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 5.8769% 6/30/25 (b)(c)(d)	31,858	29,833
1 month U.S. LIBOR + 3.250% 6.1269% 10/18/28 (b)(c)(d)	25,482	23,301
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 5.7539% 11/30/23 (b)(c)(d)	33,603	33,525
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 8/2/28 (b)(c)(d)	70,658	69,509
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.3356% 6/21/26 (b)(c)(d)	21,135	20,746
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 8/31/25 (b)(c)(d)	27,581	26,616
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 11.86% 6/23/26 (b)(c)(d)	7,856	6,697
Travelport Finance Luxembourg SARL 1LN, term loan:
1 month U.S. LIBOR + 5.170% 12.4241% 2/28/25 (b)(c)(d)	18,778	18,539
3 month U.S. LIBOR + 6.750% 10.4241% 5/30/26 (b)(c)(d)	23,369	15,672
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 5.5039% 5/30/25 (b)(c)(d)	20,878	20,726
TOTAL HOTELS		288,274
Insurance - 4.2%
Acrisure LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.2539% 2/13/27 (b)(c)(d)	49,515	45,864
1 month U.S. LIBOR + 4.250% 8.0039% 2/15/27 (b)(c)(d)	12,783	12,107
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 2/15/27 (b)(c)(d)	11,880	11,045
Alliant Holdings Intermediate LLC:
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 5/10/25 (b)(c)(d)	20,302	19,697
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 5/9/25 (b)(c)(d)	2,419	2,346
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.9799% 11/12/27 (b)(c)(d)	34,743	33,508
AmWINS Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 2/19/28 (b)(c)(d)	22,744	22,219
AssuredPartners, Inc.:
1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.2287% 2/13/27 (b)(c)(d)	12,278	11,695
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.2539% 2/13/27 (b)(c)(d)	746	710
1 month U.S. LIBOR + 3.500% 7.2539% 2/13/27 (b)(c)(d)	19,118	18,210
Asurion LLC:
Tranche B 7LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 11/3/24 (b)(c)(d)	18,654	17,578
Tranche B3 2LN, term loan 1 month U.S. LIBOR + 5.250% 9.0039% 1/31/28 (b)(c)(d)	54,643	38,284
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 9.0039% 1/20/29 (b)(c)(d)	57,985	40,155
Tranche B8 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 12/23/26 (b)(c)(d)	33,236	29,487
Tranche B9 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 7/31/27 (b)(c)(d)	33,040	29,075
HUB International Ltd.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.5268% 4/25/25 (b)(c)(d)	54,302	53,272
CME Term SOFR 1 Month Index + 4.000% 11/10/29 (c)(d)(g)	9,755	9,462
Tranche B, term loan 1 month U.S. LIBOR + 3.000% 7.326% 4/25/25 (b)(c)(d)	63,552	62,248
USI, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 12/2/26 (b)(c)(d)	6,160	6,014
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 6.4241% 5/16/24 (b)(c)(d)	42,225	41,671
TOTAL INSURANCE		504,647
Leisure - 2.8%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 8/17/28 (b)(c)(d)	18,369	17,921
Arcis Golf LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 11/24/28 (b)(c)(d)	7,398	7,324
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.484% 7/21/28 (b)(c)(d)	50,288	46,642
Crown Finance U.S., Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 10.000% 13.3683% 9/9/23 (b)(c)(d)	14,215	14,188
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 10.0763% 5/23/24 (b)(c)(d)	2,550	2,710
3 month U.S. LIBOR + 2.500% 3.9997% 2/28/25 (b)(c)(d)	26,272	8,220
3 month U.S. LIBOR + 2.750% 4.2497% 9/30/26 (b)(c)(d)	1,462	440
15.25% 5/23/24 (d)	4,236	4,993
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 10.000% 9/9/23 (c)(d)(f)	1,195	1,192
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 6.2539% 2/1/24 (b)(c)(d)	70,568	70,362
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 10.6741% 9/8/24 (b)(c)(d)	7,325	4,704
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 6.6741% 3/8/24 (b)(c)(d)	29,224	21,273
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 5/28/28 (b)(c)(d)	16,049	15,056
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.56% 8/27/28 (b)(c)(d)	6,638	6,563
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 8.9904% 12/14/26 (b)(c)(d)(e)	25,343	23,696
MajorDrive Holdings IV LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.125% 5/12/28 (b)(c)(d)	12,196	11,207
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.8125% 8/25/28 (b)(c)(d)	18,184	17,722
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 8.2539% 12/21/25 (b)(c)(d)	15,802	12,444
Topgolf Callaway Brands Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 8.2539% 1/4/26 (b)(c)(d)	9,928	9,897
United PF Holdings LLC:
1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 12/30/26 (b)(c)(d)	34,898	29,532
2LN, term loan 3 month U.S. LIBOR + 8.500% 12.1741% 12/30/27 (b)(c)(d)	3,500	3,194
Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.500% 12.1741% 12/30/26 (b)(c)(d)(e)	3,567	3,317
TOTAL LEISURE		332,597
Paper - 0.9%
Ahlstrom-Munksjo OYJ 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 2/4/28 (b)(c)(d)	10,954	10,051
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 8.0037% 4/13/29 (b)(c)(d)	89,226	85,818
Journey Personal Care Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 3/1/28 (b)(c)(d)	15,025	9,478
TOTAL PAPER		105,347
Publishing/Printing - 0.5%
Harland Clarke Holdings Corp.:
1LN, term loan 1 month U.S. LIBOR + 7.750% 11.4241% 6/16/26 (b)(c)(d)	15,246	10,552
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 8.4241% 11/3/23 (b)(c)(d)	1,828	1,277
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.500% 12.1489% 3/13/25 (b)(c)(d)(e)	8,876	8,731
3 month U.S. LIBOR + 3.250% 7.5859% 3/13/25 (b)(c)(d)	6,182	5,898
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.3287% 1/28/29 (b)(c)(d)	14,781	14,226
Recorded Books, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.5784% 8/29/25 (b)(c)(d)	3,890	3,772
RLG Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.500% 11.2539% 7/2/29 (b)(c)(d)	2,290	2,141
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 7/8/28 (b)(c)(d)	9,091	8,500
Scripps (E.W.) Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 1/7/28 (b)(c)(d)	8,080	7,942
TOTAL PUBLISHING/PRINTING		63,039
Railroad - 0.9%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4907% 4/6/28 (b)(c)(d)	16,684	14,870
Echo Global Logistics, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 11/23/28 (b)(c)(d)	13,380	12,102
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 11.0231% 11/23/29 (b)(c)(d)(e)	8,145	8,104
First Student Bidco, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.6419% 7/21/28 (b)(c)(d)	5,669	5,322
CME Term SOFR 1 Month Index + 4.000% 7.6532% 7/21/28 (b)(c)(d)	11,815	11,176
Tranche C 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.6419% 7/21/28 (b)(c)(d)	2,109	1,980
CME Term SOFR 1 Month Index + 4.000% 7.6532% 7/21/28 (b)(c)(d)	820	776
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 5.6741% 12/30/26 (b)(c)(d)	20,335	20,061
Worldwide Express, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 7/22/28 (b)(c)(d)	34,115	30,170
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 10.6741% 7/22/29 (b)(c)(d)	4,920	4,059
TOTAL RAILROAD		108,620
Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.6549% 11/19/26 (b)(c)(d)	10,424	10,130
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.875% 6/29/29 (b)(c)(d)	12,309	12,019
Flynn Restaurant Group LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0039% 11/22/28 (b)(c)(d)	11,002	10,349
KFC Holding Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.193% 3/15/28 (b)(c)(d)	13,791	13,591
Pacific Bells LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.3148% 10/20/28 (b)(c)(d)	11,393	10,510
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 9.5696% 3/1/26 (b)(c)(d)	12,571	10,978
Restaurant Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.8032% 4/1/29 (b)(c)(d)	5,970	5,852
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 7/21/28 (b)(c)(d)	38,981	36,967
TOTAL RESTAURANTS		110,396
Services - 8.7%
ABG Intermediate Holdings 2 LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 9/27/24 (b)(c)(d)	14,401	14,092
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.8287% 12/20/29 (b)(c)(d)	12,280	11,298
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.3287% 12/21/28 (b)(c)(d)	53,666	51,452
Adtalem Global Education, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.5724% 8/12/28 (b)(c)(d)	9,810	9,684
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 9/7/28 (b)(c)(d)(e)	5,488	5,379
All-Star Bidco AB:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.0696% 11/16/28 (b)(c)(d)	6,526	6,308
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.5696% 11/16/28 (b)(c)(d)	16,624	16,084
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 5/14/28 (b)(c)(d)	43,637	39,519
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.7345% 7/9/28 (b)(c)(d)	21,168	19,411
Aramark Services, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 4/6/28 (b)(c)(d)	26,696	26,251
Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 3/11/25 (b)(c)(d)	875	848
Tranche B-4 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 1/15/27 (b)(c)(d)	4,663	4,501
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 9.5039% 12/10/29 (b)(c)(d)	14,580	12,338
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 12/10/28 (b)(c)(d)	37,100	33,957
Asurion LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.6532% 8/17/28 (b)(c)(d)	35,814	32,152
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 8.493% 6/21/24 (b)(c)(d)	59,669	51,502
Bright Horizons Family Solutions Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.01% 11/19/28 (b)(c)(d)	11,672	11,365
Brown Group Holding LLC Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.7412% 6/9/29 (b)(c)(d)	5,480	5,421
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 7.2539% 2/7/26 (b)(c)(d)	31,508	30,921
CME Term SOFR 1 Month Index + 3.750% 7.4787% 12/30/28 (b)(c)(d)	16,074	15,780
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 9/30/28 (b)(c)(d)	7,174	6,952
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.8432% 2/2/28 (b)(c)(d)	6,825	6,777
Congruex Group LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 9.9942% 5/3/29 (b)(c)(d)	18,244	17,697
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.3125% 6/2/28 (b)(c)(d)	45,991	33,790
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 8/16/28 (b)(c)(d)	13,910	13,236
Element Materials Technology Group:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 6/24/29 (c)(d)(g)	7,687	7,437
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 6/24/29 (c)(d)(g)	3,548	3,433
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4241% 7/19/28 (b)(c)(d)	31,358	26,749
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.9442% 8/1/26 (b)(c)(d)	11,787	11,606
Filtration Group Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 10/21/28 (b)(c)(d)	14,484	13,959
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 6.7539% 3/29/25 (b)(c)(d)	9,449	9,235
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.6207% 6/13/25 (b)(c)(d)	13,700	10,027
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.8707% 6/13/24 (b)(c)(d)	32,311	29,142
Flexera Software LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.51% 3/3/28 (b)(c)(d)	9,825	9,438
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 8.6875% 3/10/26 (b)(c)(d)	27,902	26,768
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 8.4787% 4/29/29 (b)(c)(d)	14,405	13,037
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 9.4211% 6/30/28 (b)(c)(d)	7,133	6,497
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.5664% 7/30/26 (b)(c)(d)	16,012	15,744
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 12/1/27 (b)(c)(d)	17,381	16,914
Indy U.S. Bidco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 3/5/28 (b)(c)(d)	8,550	7,546
Ion Trading Finance Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4241% 3/26/28 (b)(c)(d)	33,294	30,887
KNS Acquisitions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.4199% 4/21/27 (b)(c)(d)	8,315	7,664
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 12.0039% 8/22/25 (b)(c)(d)	6,500	6,259
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 2/21/25 (b)(c)(d)	28,281	27,036
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.000% 7.7977% 1/23/27 (b)(c)(d)	19,140	18,518
CME Term SOFR 1 Month Index + 4.000% 7.3925% 2/16/29 (b)(c)(d)	27,935	26,980
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 12.9199% 1/31/28 (b)(c)(d)	10,815	9,734
Mckissock Investment Holdings Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.7372% 3/10/29 (b)(c)(d)	6,628	6,352
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.8287% 8/4/28 (b)(c)(d)	39,742	38,649
PowerTeam Services LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 6.9241% 3/5/25 (b)(c)(d)	1,473	1,195
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 3/6/25 (b)(c)(d)	13,329	10,886
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.3125% 12/10/26 (b)(c)(d)(e)	13,878	13,566
Sabre GLBL, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.8287% 6/30/28 (b)(c)(d)	2,000	1,835
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2538% 12/17/27 (b)(c)(d)	2,155	1,915
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 12/17/27 (b)(c)(d)	3,435	3,053
Signal Parent, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 4/3/28 (b)(c)(d)	19,529	13,353
Sitel Worldwide Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.51% 8/27/28 (b)(c)(d)	12,939	12,729
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1441% 3/4/28 (b)(c)(d)	76,142	66,846
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 8/29/25 (b)(c)(d)	7,992	6,891
The GEO Group, Inc. Tranche 1B 1LN, term loan CME Term SOFR 1 Month Index + 7.120% 10.8537% 3/23/27 (b)(c)(d)	5,651	5,562
Uber Technologies, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.5696% 4/4/25 (b)(c)(d)	22,749	22,510
1 month U.S. LIBOR + 3.500% 6.5696% 2/25/27 (b)(c)(d)	6,024	5,979
Vaco Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.7076% 1/21/29 (b)(c)(d)	12,689	12,281
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8/9/29 (c)(d)(g)	11,650	11,446
TOTAL SERVICES		1,046,373
Specialty Retailing - 0.1%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.350% 11.7257% 6/30/27 (b)(c)(d)	17,935	16,074
Steel - 0.2%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 6.1875% 5/26/28 (b)(c)(d)	4,663	4,628
JMC Steel Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.6039% 1/24/27 (b)(c)(d)	12,644	12,249
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 6/1/28 (b)(c)(d)	11,411	10,625
TOTAL STEEL		27,502
Super Retail - 4.1%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8779% 11/6/27 (b)(c)(d)	15,927	15,679
At Home Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7429% 7/24/28 (b)(c)(d)	18,388	14,435
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 3/5/28 (b)(c)(d)	329,279	309,357
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 5.3456% 2/3/24 (b)(c)(d)	12,213	12,213
Empire Today LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.3003% 4/1/28 (b)(c)(d)	15,436	11,346
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 10/19/27 (b)(c)(d)	34,442	32,246
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1207% 12/18/27 (b)(c)(d)	9,542	8,142
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 4/15/28 (b)(c)(d)	42,582	32,655
Red Ventures LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 11/8/24 (b)(c)(d)	14,771	14,479
RH:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 10/20/28 (b)(c)(d)	29,522	27,551
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.0787% 10/20/28 (b)(c)(d)	11,385	10,721
TOTAL SUPER RETAIL		488,824
Technology - 15.6%
A&V Holdings Midco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.370% 9.5378% 3/10/27 (b)(c)(d)	16,726	16,224
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.7032% 2/16/28 (b)(c)(d)	12,320	12,027
Alliance Laundry Systems LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.4087% 10/8/27 (b)(c)(d)	11,025	10,623
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 8/10/25 (b)(c)(d)	37,605	28,245
Applied Systems, Inc. Tranche B, term loan 1 month U.S. LIBOR + 3.000% 6.6741% 9/19/24 (b)(c)(d)	8,980	8,856
Aptean, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3196% 4/23/26 (b)(c)(d)	15,206	14,509
Arches Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 12/4/27 (b)(c)(d)	13,452	11,874
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.9671% 2/15/29 (b)(c)(d)	121,498	110,766
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (c)(d)(f)	20,645	18,821
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.0787% 5/13/29 (b)(c)(d)	19,277	19,109
Camelot Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 10/31/26 (b)(c)(d)	25,617	25,180
Tranche B, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 10/31/26 (b)(c)(d)	34,597	33,955
Central Parent, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8.1123% 7/6/29 (b)(c)(d)	53,970	52,767
Ceridian HCM Holding, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 6.2539% 4/30/25 (b)(c)(d)	25,948	25,027
Coherent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.8779% 7/1/29 (b)(c)(d)	46,120	44,813
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.0039% 4/4/26 (b)(c)(d)	42,189	40,132
ConnectWise LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 9/30/28 (b)(c)(d)	25,706	24,217
Constant Contact, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.9087% 2/10/28 (b)(c)(d)	9,901	8,520
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 6.9027% 10/16/26 (b)(c)(d)	48,759	46,876
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 9.9027% 2/19/29 (b)(c)(d)	18,043	16,761
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.750% 10.5039% 3/31/29 (b)(c)(d)	2,490	2,316
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 3/31/28 (b)(c)(d)	10,823	10,207
ECL Entertainment LLC 1LN, term loan 1 month U.S. LIBOR + 7.500% 11.1685% 4/30/28 (b)(c)(d)	4,938	4,900
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 5.8214% 7/6/29 (b)(c)(d)	52,280	51,953
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.6123% 10/6/29 (b)(c)(d)	9,000	8,550
Epicor Software Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 7/31/27 (b)(c)(d)	24,611	23,405
Global IID Parent LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.1741% 12/16/28 (b)(c)(d)	7,568	7,152
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.7539% 8/10/27 (b)(c)(d)	982	965
Tranche B, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 2/15/24 (b)(c)(d)	16,943	16,815
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 8/19/28 (b)(c)(d)	10,414	9,997
Hyland Software, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.250% 10.0039% 7/10/25 (b)(c)(d)	1,098	1,051
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 7/1/24 (b)(c)(d)	17,988	17,524
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (b)(c)(d)	67,844	67,080
Imprivata, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 7.5039% 12/1/27 (b)(c)(d)	9,850	9,613
CME Term SOFR 1 Month Index + 4.250% 7.9787% 12/1/27 (b)(c)(d)	998	978
Maxar Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 8.0787% 6/9/29 (b)(c)(d)	5,267	5,040
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.8696% 3/1/29 (b)(c)(d)	6,544	5,975
MH Sub I LLC:
1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 9/15/24 (b)(c)(d)	38,802	37,307
Tranche B 2LN, term loan 1 month U.S. LIBOR + 6.250% 9.9787% 2/23/29 (b)(c)(d)	14,580	13,322
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 9/15/24 (b)(c)(d)	34,840	33,490
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 6.3171% 8/17/29 (b)(c)(d)	35,070	34,256
Motus Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 12/10/28 (b)(c)(d)	10,975	10,248
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 10.76% 9/4/26 (b)(c)(d)	2,225	2,169
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.01% 9/5/25 (b)(c)(d)	9,265	9,135
NortonLifeLock, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 5.8287% 9/12/29 (b)(c)(d)	73,425	71,544
Osmosis Debt Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 6.858% 7/30/28 (b)(c)(d)	9,541	8,859
Park Place Technologies LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.8287% 11/10/27 (b)(c)(d)	23,836	22,555
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 2/1/28 (b)(c)(d)	102,167	98,190
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 6/2/28 (b)(c)(d)	64,173	58,487
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 7.2539% 5/30/26 (b)(c)(d)	18,248	17,532
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3196% 8/31/28 (b)(c)(d)	46,332	44,016
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.6167% 2/15/28 (b)(c)(d)	33,304	20,991
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 4/22/28 (b)(c)(d)	42,731	40,087
Red Planet Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 9/30/28 (b)(c)(d)	14,025	8,375
Renaissance Holdings Corp.:
1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.608% 3/17/29 (b)(c)(d)	3,212	3,110
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 7.0039% 5/31/25 (b)(c)(d)	24,905	24,029
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 10.7539% 5/31/26 (b)(c)(d)	7,642	7,268
Seattle Spinco, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.5905% 3/1/27 (b)(c)(d)	44,501	44,001
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 6.5039% 6/21/24 (b)(c)(d)	34,934	34,476
Sophia LP:
1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.9787% 10/7/27 (b)(c)(d)	14,738	14,232
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 10/7/27 (b)(c)(d)	14,047	13,485
Sovos Compliance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.2539% 8/11/28 (b)(c)(d)	11,919	11,510
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 4/16/25 (b)(c)(d)	11,738	11,477
Tranche B 4LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 4/16/25 (b)(c)(d)	9,529	9,317
Tranche B 5LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 4/16/25 (b)(c)(d)	32,771	32,017
Tranche B6 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.0787% 3/22/29 (b)(c)(d)	6,578	6,443
Tranche B7 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 6.0787% 3/22/29 (b)(c)(d)	9,911	9,709
STG-Fairway Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 1/31/27 (b)(c)(d)	8,146	8,027
Tempo Acquisition LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 6.7287% 8/31/28 (b)(c)(d)	46,215	45,533
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.6279% 9/28/24 (b)(c)(d)	11,054	10,909
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.5039% 5/4/26 (b)(c)(d)	27,546	26,747
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9983% 5/3/26 (b)(c)(d)	60,620	58,406
2LN, term loan 1 month U.S. LIBOR + 5.250% 8.9983% 5/3/27 (b)(c)(d)	28,250	25,919
Ust Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.3264% 11/19/28 (b)(c)(d)	10,481	10,193
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 8/27/25 (b)(c)(d)	15,802	15,584
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.5671% 1/13/29 (b)(c)(d)	19,210	18,770
Virgin Pulse, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.250% 11.0039% 4/6/29 (b)(c)(d)	745	607
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.7539% 4/6/28 (b)(c)(d)	14,127	12,304
VM Consolidated, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.1269% 3/27/28 (b)(c)(d)	28,521	28,271
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 2/28/27 (b)(c)(d)	16,453	15,973
Weber-Stephen Products LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 7.0039% 10/30/27 (b)(c)(d)	8,411	6,923
CME Term SOFR 1 Month Index + 4.250% 7.3841% 10/30/27 (b)(c)(d)(e)	5,766	4,786
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.2539% 9/30/26 (b)(c)(d)	26,342	25,909
TOTAL TECHNOLOGY		1,879,321
Telecommunications - 4.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 6.8291% 7/15/25 (b)(c)(d)	10,309	9,672
3 month U.S. LIBOR + 2.750% 6.8291% 1/31/26 (b)(c)(d)	24	23
Cablevision Lightpath LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.6621% 11/30/27 (b)(c)(d)	5,292	5,157
Cincinnati Bell, Inc. Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7.0787% 11/23/28 (b)(c)(d)	11,076	10,841
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.26% 12/12/26 (b)(c)(d)	10,434	10,068
Consolidated Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.25% 10/2/27 (b)(c)(d)	16,633	13,852
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8779% 4/27/27 (b)(c)(d)	5,998	5,857
Frontier Communications Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 5/1/28 (b)(c)(d)	47,663	44,939
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10% 5/31/25 (b)(c)(d)	17,918	12,339
Intelsat Jackson Holdings SA 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.4449% 2/1/29 (b)(c)(d)	127,439	122,581
Level 3 Financing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 5.5039% 3/1/27 (b)(c)(d)	18,025	17,107
Lumen Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.0039% 3/15/27 (b)(c)(d)	20,779	19,320
Northwest Fiber LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.9766% 4/30/27 (b)(c)(d)	32,032	30,895
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.386% 8/1/29 (b)(c)(d)	22,785	18,313
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 9/25/26 (b)(c)(d)	49,116	44,867
SBA Senior Finance II, LLC Tranche B, term loan 1 month U.S. LIBOR + 1.750% 5.51% 4/11/25 (b)(c)(d)	17,336	17,169
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 8.1741% 11/1/24 (b)(c)(d)	36,090	29,961
3 month U.S. LIBOR + 8.250% 12.6647% 11/1/25 (b)(c)(d)	30,400	21,882
Windstream Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.0039% 9/21/27 (b)(c)(d)	25,960	23,218
Zayo Group Holdings, Inc. 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.7539% 3/9/27 (b)(c)(d)	58,966	47,645
CME Term SOFR 1 Month Index + 4.250% 7.9787% 3/9/27 (b)(c)(d)	21,691	17,970
TOTAL TELECOMMUNICATIONS		523,676
Textiles/Apparel - 1.3%
Byju's Alpha, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.000% 8.9797% 11/24/26 (b)(c)(d)	21,899	17,284
Canada Goose, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1419% 10/7/27 (b)(c)(d)	1,872	1,784
Crocs, Inc. Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.6511% 2/17/29 (b)(c)(d)	88,584	85,135
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.0039% 11/23/28 (b)(c)(d)(e)	18,297	17,702
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 9.0769% 7/7/28 (b)(c)(d)	14,781	9,840
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 4/25/25 (b)(c)(d)	3,706	3,623
Tory Burch LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.7539% 4/14/28 (b)(c)(d)	18,112	16,521
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3941% 8/2/28 (b)(c)(d)	9,035	8,742
TOTAL TEXTILES/APPAREL		160,631
Transportation Ex Air/Rail - 0.0%
ASP LS Acquisition Corp. 2LN, term loan 1 month U.S. LIBOR + 7.500% 10.3769% 5/7/29 (b)(c)(d)(e)	2,965	2,016
Utilities - 1.9%
Brookfield WEC Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 7.4787% 8/1/25 (b)(c)(d)	12,260	12,162
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.5039% 8/1/25 (b)(c)(d)	57,939	56,870
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 5.57% 12/15/27 (b)(c)(d)	3,690	3,650
Granite Generation LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.5039% 11/1/26 (b)(c)(d)	8,915	8,658
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.8148% 2/15/24 (b)(c)(d)	16,654	11,401
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.5532% 1/3/29 (b)(c)(d)	13,685	10,948
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.8823% 6/17/28 (b)(c)(d)	14,429	13,343
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.8125% 6/23/25 (b)(c)(d)	25,321	24,872
Pike Corp. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.76% 1/21/28 (b)(c)(d)	16,389	16,052
CME Term SOFR 1 Month Index + 3.500% 7.2287% 1/21/28 (b)(c)(d)	4,500	4,455
TerraForm Power Operating LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 6.4032% 5/20/29 (b)(c)(d)	7,382	7,320
Vertiv Group Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8779% 3/2/27 (b)(c)(d)	36,647	35,226
Vistra Operations Co. LLC Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 5.436% 12/31/25 (b)(c)(d)	24,661	24,445
TOTAL UTILITIES		229,402
TOTAL BANK LOAN OBLIGATIONS (Cost $11,275,686)		10,531,231

Nonconvertible Bonds - 3.2%
	Principal Amount (a) (000s)	Value ($) (000s)
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (h)	22,000	21,701
8% 12/15/25 (h)	1,580	1,608
TOTAL AEROSPACE		23,309
Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (h)	4,290	4,085
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (h)	2,870	2,797
TOTAL AIR TRANSPORTATION		6,882
Automotive & Auto Parts - 0.6%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 10.1636% 10/15/26 (b)(c)(h)	77,840	73,948
Broadcasting - 0.0%
Univision Communications, Inc. 6.625% 6/1/27 (h)	4,550	4,493
Building Materials - 0.0%
SRS Distribution, Inc. 4.625% 7/1/28 (h)	660	580
Cable/Satellite TV - 0.1%
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (h)	9,355	7,905
Chemicals - 0.0%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (h)	145	131
Containers - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (h)	11,245	9,727
Trivium Packaging Finance BV 5.5% 8/15/26 (h)	5,835	5,356
TOTAL CONTAINERS		15,083
Energy - 0.1%
Citgo Petroleum Corp. 7% 6/15/25 (h)	3,960	3,899
New Fortress Energy, Inc. 6.75% 9/15/25 (h)	1,905	1,870
Transocean Poseidon Ltd. 6.875% 2/1/27 (h)	5,451	5,220
TOTAL ENERGY		10,989
Gaming - 0.5%
Affinity Gaming LLC 6.875% 12/15/27 (h)	7,315	6,106
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (h)	37,830	32,901
Golden Entertainment, Inc. 7.625% 4/15/26 (h)	5,940	5,836
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (h)	7,363	6,884
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (h)	1,205	1,121
4.25% 12/1/26 (h)	1,725	1,571
4.625% 12/1/29 (h)	985	856
TOTAL GAMING		55,275
Healthcare - 0.2%
Embecta Corp. 6.75% 2/15/30 (h)	8,365	7,654
Tenet Healthcare Corp. 4.625% 7/15/24	9,470	9,233
TOTAL HEALTHCARE		16,887
Hotels - 0.0%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (h)	3,554	3,514
Leisure - 0.1%
Royal Caribbean Cruises Ltd.:
8.25% 1/15/29 (h)	7,970	7,944
11.625% 8/15/27 (h)	5,355	5,206
TOTAL LEISURE		13,150
Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (h)	3,430	2,812
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (h)	660	658
CEC Entertainment LLC 6.75% 5/1/26 (h)	4,045	3,784
TOTAL RESTAURANTS		4,442
Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (h)	4,731	4,317
Aramark Services, Inc. 6.375% 5/1/25 (h)	2,535	2,508
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (h)	4,675	4,386
PowerTeam Services LLC 9.033% 12/4/25 (h)	18,825	15,731
Sotheby's 7.375% 10/15/27 (h)	275	266
TOTAL SERVICES		27,208
Super Retail - 0.1%
EG Global Finance PLC 6.75% 2/7/25 (h)	5,500	4,950
Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (h)	5,800	5,594
Maxar Technologies, Inc. 7.75% 6/15/27 (h)	7,895	7,740
TOTAL TECHNOLOGY		13,334
Telecommunications - 0.7%
Altice Financing SA 5.75% 8/15/29 (h)	30,000	23,686
Altice France SA:
5.125% 1/15/29 (h)	8,087	6,085
5.125% 7/15/29 (h)	10,905	8,213
5.5% 1/15/28 (h)	8,480	6,798
Consolidated Communications, Inc. 5% 10/1/28 (h)	410	318
Frontier Communications Holdings LLC:
5% 5/1/28 (h)	4,005	3,504
8.75% 5/15/30 (h)	1,560	1,593
Intelsat Jackson Holdings SA 6.5% 3/15/30 (h)	22,343	20,506
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (h)	810	682
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (h)	710	638
Windstream Escrow LLC 7.75% 8/15/28 (h)	18,810	16,276
TOTAL TELECOMMUNICATIONS		88,299
Textiles/Apparel - 0.0%
Victoria's Secret & Co. 4.625% 7/15/29 (h)	4,010	3,190
Utilities - 0.1%
Exgen Texas Power LLC 3 month U.S. LIBOR + 6.750% 9.9244% 10/8/26 (b)(c)(e)	8,608	8,608
TOTAL NONCONVERTIBLE BONDS (Cost $419,994)		384,989

Common Stocks - 1.5%
	Shares	Value ($) (000s)
Broadcasting - 0.0%
ION Media Networks, Inc. (e)(i)	2,842	0
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(i)	512,868	2,775
TNT Crane & Rigging LLC warrants 10/31/25 (e)(i)	86,957	17
TOTAL CAPITAL GOODS		2,792
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)(i)	115,087	11,509
Lime Tree Bay Ltd. (e)	2,899	98
TOTAL DIVERSIFIED FINANCIAL SERVICES		11,607
Energy - 1.2%
California Resources Corp.	885,119	39,928
California Resources Corp. warrants 10/27/24 (i)	48,025	682
Chesapeake Energy Corp.	587,218	60,055
Chesapeake Energy Corp. (i)(j)	4,049	414
Denbury, Inc. (i)	391,783	35,813
EP Energy Corp. (e)(i)	80,740	676
TOTAL ENERGY		137,568
Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (e)(i)	1,189,800	0
Restaurants - 0.1%
CEC Entertainment, Inc. (e)(i)	542,500	10,850
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(i)	4,171	0
Telecommunications - 0.0%
GTT Communications, Inc. rights (e)(i)	292,649	293
Utilities - 0.1%
TexGen Power LLC (e)(i)	524,336	13,738
TOTAL COMMON STOCKS (Cost $79,448)		176,848

Nonconvertible Preferred Stocks - 0.3%
	Shares	Value ($) (000s)
Diversified Financial Services - 0.3%
ACNR Holdings, Inc. (e)(i) (Cost $8,235)	65,882	39,529

Preferred Securities - 0.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Banks & Thrifts - 0.1%
Bank of America Corp.:
5.125% (b)(k)	12,964	12,472
5.2% (b)(k)	2,165	2,153
TOTAL PREFERRED SECURITIES (Cost $14,390)		14,625

Other - 0.3%
	Shares	Value ($) (000s)
Other - 0.3%
Fidelity Direct Lending Fund, LP (j)(l) (Cost $42,894)		42,412

Money Market Funds - 6.8%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.10% (m) (Cost $817,216)	817,077,376	817,241

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $12,657,863)	12,006,875
NET OTHER ASSETS (LIABILITIES) - 0.2%	21,584
NET ASSETS - 100.0%	12,028,459

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $25,537,000 and $23,221,000, respectively.

(g)	The coupon rate will be determined upon settlement of the loan after period end.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $367,148,000 or 3.1% of net assets.

(i)	Non-income producing
(j)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,826,000 or 0.4% of net assets.

(k)	Security is perpetual in nature with no stated maturity date.
(l)	Affiliated Fund
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Chesapeake Energy Corp.	2/10/21	38

Fidelity Direct Lending Fund, LP	12/09/21 - 10/31/22	42,894

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	1,222,413	3,549,222	3,954,394	7,647	-	-	817,241	1.6%
Fidelity Securities Lending Cash Central Fund 3.10%	-	148,354	148,354	25	-	-	-	0.0%
Total	1,222,413	3,697,576	4,102,748	7,672	-	-	817,241

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Direct Lending Fund, LP	-	42,893	-	1,990	-	(481)	42,412
	-	42,893	-	1,990	-	(481)	42,412

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	-	-	-	-
Consumer Discretionary	10,850	-	-	10,850
Energy	137,568	136,892	-	676
Financials	51,136	-	-	51,136
Industrials	2,792	-	-	2,792
Information Technology	293	-	-	293
Utilities	13,738	-	-	13,738

Bank Loan Obligations	10,531,231	-	10,206,960	324,271

Corporate Bonds	384,989	-	376,381	8,608

Preferred Securities	14,625	-	14,625	-

Money Market Funds	817,241	817,241	-	-
Total Investments in Securities:	11,964,463	954,133	10,597,966	412,364

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Bank Loan Obligations
Beginning Balance	$165,099
Net Realized Gain (Loss) on Investment Securities	(1,220)
Net Unrealized Gain (Loss) on Investment Securities	(23,513)
Cost of Purchases	232,491
Proceeds of Sales	(66,500)
Amortization/Accretion	400
Transfers into Level 3	64,799
Transfers out of Level 3	(47,285)
Ending Balance	$324,271
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(23,360)
Other Investments in Securities
Beginning Balance	$145,397
Net Realized Gain (Loss) on Investment Securities	(6,466)
Net Unrealized Gain (Loss) on Investment Securities	21,319
Cost of Purchases	210
Proceeds of Sales	(9,338)
Amortization/Accretion	-
Transfers into Level 3	400
Transfers out of Level 3	(63,429)
Ending Balance	$88,093
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$15,365

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,797,753)	$11,147,222
Fidelity Central Funds (cost $817,216)	817,241
Other affiliated issuers (cost $42,894)	42,412

Total Investment in Securities (cost $12,657,863)		$12,006,875
Cash		25,314
Receivable for investments sold		71,505
Receivable for fund shares sold		14,874
Dividends receivable		433
Interest receivable		55,389
Distributions receivable from Fidelity Central Funds		1,445
Prepaid expenses		19
Other receivables		192
Total assets		12,176,046
Liabilities
Payable for investments purchased	$101,121
Payable for fund shares redeemed	29,310
Distributions payable	9,971
Accrued management fee	5,441
Distribution and service plan fees payable	233
Other affiliated payables	1,197
Other payables and accrued expenses	314
Total Liabilities		147,587
Net Assets		$12,028,459
Net Assets consist of:
Paid in capital		$13,714,808
Total accumulated earnings (loss)		(1,686,349)
Net Assets		$12,028,459

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($575,065 ÷ 64,069 shares) (a)		$8.98
Maximum offering price per share (100/97.25 of $8.98)		$9.23
Class M :
Net Asset Value and redemption price per share ($87,017 ÷ 9,708 shares) (a)		$8.96
Maximum offering price per share (100/97.25 of $8.96)		$9.21
Class C :
Net Asset Value and offering price per share ($113,629 ÷ 12,662 shares) (a)		$8.97
Fidelity Floating Rate High Income Fund :
Net Asset Value , offering price and redemption price per share ($6,460,937 ÷ 720,765 shares)		$8.96
Class I :
Net Asset Value , offering price and redemption price per share ($1,993,479 ÷ 222,577 shares)		$8.96
Class Z :
Net Asset Value , offering price and redemption price per share ($2,798,332 ÷ 312,282 shares)		$8.96
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Amounts in thousands		Year ended October 31, 2022
Investment Income
Dividends (including $1,990 earned from affiliated issuers)		$8,146
Interest		601,788
Income from Fidelity Central Funds (including $25 from security lending)		7,672
Total Income		617,606
Expenses
Management fee	$68,114
Transfer agent fees	12,855
Distribution and service plan fees	2,808
Accounting fees	1,642
Custodian fees and expenses	129
Independent trustees' fees and expenses	41
Registration fees	653
Audit	95
Legal	17
Miscellaneous	47
Total expenses before reductions	86,401
Expense reductions	(234)
Total expenses after reductions		86,167
Net Investment income (loss)		531,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(66,166)
Total net realized gain (loss)		(66,166)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(722,182)
Affiliated issuers	(481)
Total change in net unrealized appreciation (depreciation)		(722,663)
Net gain (loss)		(788,829)
Net increase (decrease) in net assets resulting from operations		$(257,390)
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$531,439	$286,048
Net realized gain (loss)	(66,166)	(170,001)
Change in net unrealized appreciation (depreciation)	(722,663)	577,324
Net increase (decrease) in net assets resulting from operations	(257,390)	693,371
Distributions to shareholders	(524,936)	(262,025)
Share transactions - net increase (decrease)	2,079,697	3,713,474
Total increase (decrease) in net assets	1,297,371	4,144,820

Net Assets
Beginning of period	10,731,088	6,586,268
End of period	$12,028,459	$10,731,088

Financial Highlights
Fidelity Advisor® Floating Rate High Income Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.53	$8.98	$9.39	$9.61	$9.67
Income from Investment Operations
Net investment income (loss) A,B	.370	.298	.362	.461	.398
Net realized and unrealized gain (loss)	(.556)	.525	(.411)	(.216)	(.056)
Total from investment operations	(.186)	.823	(.049)	.245	.342
Distributions from net investment income	(.364)	(.273)	(.361)	(.465)	(.398)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.364)	(.273)	(.361)	(.465)	(.402)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.98	$9.53	$8.98	$9.39	$9.61
Total Return D,E	(1.96)%	9.24%	(.45)%	2.63%	3.60%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.97%	.98%	.98%	.98%	.98%
Expenses net of fee waivers, if any	.97%	.98%	.98%	.98%	.98%
Expenses net of all reductions	.97%	.97%	.98%	.98%	.98%
Net investment income (loss)	4.00%	3.18%	4.01%	4.86%	4.13%
Supplemental Data
Net assets, end of period (in millions)	$575	$523	$411	$546	$598
Portfolio turnover rate H	27%	31%	37%	22%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$8.97	$9.38	$9.59	$9.65
Income from Investment Operations
Net investment income (loss) A,B	.369	.297	.361	.460	.396
Net realized and unrealized gain (loss)	(.555)	.514	(.411)	(.206)	(.055)
Total from investment operations	(.186)	.811	(.050)	.254	.341
Distributions from net investment income	(.364)	(.271)	(.360)	(.464)	(.397)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.364)	(.271)	(.360)	(.464)	(.401)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.96	$9.51	$8.97	$9.38	$9.59
Total Return D,E	(1.97)%	9.12%	(.46)%	2.72%	3.59%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.97%	.99%	1.00%	.99%	.99%
Expenses net of fee waivers, if any	.96%	.99%	1.00%	.99%	.99%
Expenses net of all reductions	.96%	.99%	.99%	.99%	.99%
Net investment income (loss)	4.00%	3.16%	4.00%	4.86%	4.11%
Supplemental Data
Net assets, end of period (in millions)	$87	$65	$58	$84	$102
Portfolio turnover rate H	27%	31%	37%	22%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.53	$8.98	$9.39	$9.61	$9.67
Income from Investment Operations
Net investment income (loss) A,B	.300	.228	.295	.392	.325
Net realized and unrealized gain (loss)	(.565)	.524	(.411)	(.218)	(.056)
Total from investment operations	(.265)	.752	(.116)	.174	.269
Distributions from net investment income	(.295)	(.202)	(.294)	(.394)	(.325)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.295)	(.202)	(.294)	(.394)	(.329)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.97	$9.53	$8.98	$9.39	$9.61
Total Return D,E	(2.81)%	8.42%	(1.19)%	1.86%	2.83%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.72%	1.73%	1.74%	1.73%	1.73%
Expenses net of fee waivers, if any	1.72%	1.73%	1.74%	1.73%	1.73%
Expenses net of all reductions	1.72%	1.73%	1.74%	1.73%	1.73%
Net investment income (loss)	3.24%	2.42%	3.26%	4.11%	3.36%
Supplemental Data
Net assets, end of period (in millions)	$114	$109	$156	$261	$464
Portfolio turnover rate H	27%	31%	37%	22%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Floating Rate High Income Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.52	$8.97	$9.38	$9.60	$9.65
Income from Investment Operations
Net investment income (loss) A,B	.397	.326	.391	.490	.426
Net realized and unrealized gain (loss)	(.566)	.525	(.413)	(.218)	(.046)
Total from investment operations	(.169)	.851	(.022)	.272	.380
Distributions from net investment income	(.391)	(.301)	(.388)	(.492)	(.426)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.391)	(.301)	(.388)	(.492)	(.430)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.96	$9.52	$8.97	$9.38	$9.60
Total Return D	(1.79)%	9.58%	(.15)%	2.93%	4.01%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.68%	.67%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.67%	.68%	.68%	.68%
Expenses net of all reductions	.68%	.67%	.68%	.68%	.68%
Net investment income (loss)	4.29%	3.48%	4.32%	5.16%	4.44%
Supplemental Data
Net assets, end of period (in millions)	$6,461	$6,419	$4,640	$7,130	$9,221
Portfolio turnover rate G	27%	31%	37%	22%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$8.96	$9.37	$9.59	$9.65
Income from Investment Operations
Net investment income (loss) A,B	.391	.321	.388	.486	.419
Net realized and unrealized gain (loss)	(.554)	.525	(.414)	(.218)	(.056)
Total from investment operations	(.163)	.846	(.026)	.268	.363
Distributions from net investment income	(.387)	(.296)	(.384)	(.488)	(.419)
Distributions from net realized gain	-	-	-	-	(.004)
Total distributions	(.387)	(.296)	(.384)	(.488)	(.423)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$8.96	$9.51	$8.96	$9.37	$9.59
Total Return D	(1.73)%	9.54%	(.20)%	2.88%	3.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.72%	.72%	.73%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.72%	.74%	.75%
Expenses net of all reductions	.72%	.72%	.72%	.73%	.75%
Net investment income (loss)	4.25%	3.43%	4.27%	5.11%	4.36%
Supplemental Data
Net assets, end of period (in millions)	$1,993	$1,167	$681	$1,190	$2,243
Portfolio turnover rate G	27%	31%	37%	22%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.0005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Floating Rate High Income Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$9.51	$8.97	$9.37	$9.59	$9.65
Income from Investment Operations
Net investment income (loss) B,C	.401	.329	.388	.484	.051
Net realized and unrealized gain (loss)	(.555)	.516	(.396)	(.207)	(.076)
Total from investment operations	(.154)	.845	(.008)	.277	(.025)
Distributions from net investment income	(.396)	(.305)	(.392)	(.497)	(.035)
Total distributions	(.396)	(.305)	(.392)	(.497)	(.035)
Net asset value, end of period	$8.96	$9.51	$8.97	$9.37	$9.59
Total Return D,E	(1.63)%	9.52%	.01%	2.98%	(.26)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.62%	.62%	.63%	.63%	.62% H
Expenses net of fee waivers, if any	.62%	.62%	.63%	.62%	.62% H
Expenses net of all reductions	.62%	.62%	.63%	.62%	.62% H
Net investment income (loss)	4.35%	3.53%	4.37%	5.22%	7.64% H
Supplemental Data
Net assets, end of period (in millions)	$2,798	$2,449	$641	$439	$16
Portfolio turnover rate I	27%	31%	37%	22%	47%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Floating Rate High Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$79,485	Recovery value	Recovery value	$0.00 - $1.00 / $1.00	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	7.0 - 7.5 / 7.1	Increase
			Capacity multiple	225.0	Increase
		Discounted cash flow	Discount rate	13.5%	Decrease
		Indicative market price	Evaluated bid	$100.00 - $600.00 / $487.25	Increase
			Mid price	$20.00	Increase
		Book value	Book value multiple	1.0	Increase
		Black Scholes	Volatility	55.0%	Increase
Corporate Bonds	$8,608	Market approach	Transaction price	$100.00	Increase
Bank Loan Obligations	$324,271	Market approach	Transaction price	$99.50	Increase
		Discounted cash flow	Discount rate	10.6% - 14.3% / 11.3%	Decrease
			Yield	15.0%	Decrease
		Indicative market price	Evaluated bid	$68.00 - $100.00 / $92.38	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Floating Rate High Income Fund	$191

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, capital loss carryforwards, partnerships, and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$180,843
Gross unrealized depreciation	(806,254)
Net unrealized appreciation (depreciation)	$(625,411)
Tax Cost	$12,632,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,703
Capital loss carryforward	$(1,069,607)
Net unrealized appreciation (depreciation) on securities and other investments	$(625,411)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(65,760)
Long-term	(1,003,847)
Total capital loss carryforward	$(1,069,607)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$524,936	$262,025

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Advisor Floating Rate High Income Fund	Fidelity Direct Lending Fund, LP	$58,306

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Floating Rate High Income Fund	5,039,175	3,193,795

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,443	$128
Class M	-%	.25%	191	- A
Class C	.75%	.25%	1,174	249
			$2,808	$377

A Amount represents less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$46
Class M	4
Class C A	2
$52

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$875.15
Class M	113.15
Class C	181.15
Fidelity Floating Rate High Income Fund	7,665.11
Class I	2,579.15
Class Z	1,442.05
	$12,855

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Floating Rate High Income Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Floating Rate High Income Fund	- A

A Amount represents less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Floating Rate High Income Fund	-	2,722	1,650

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Floating Rate High Income Fund	$21

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Floating Rate High Income Fund	$3	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $18.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $216.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor Floating Rate High Income Fund
Distributions to shareholders
Class A	$22,865	$13,267
Class M	3,069	1,761
Class C	3,751	2,877
Fidelity Floating Rate High Income Fund	297,596	178,268
Class I	73,070	27,369
Class Z	124,585	38,483
Total	$524,936	$262,025

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Advisor Floating Rate High Income Fund
Class A
Shares sold	24,973	20,167	$233,302	$190,259
Reinvestment of distributions	2,269	1,269	20,808	11,946
Shares redeemed	(18,077)	(12,255)	(166,482)	(115,048)
Net increase (decrease)	9,165	9,181	$87,628	$87,157
Class M
Shares sold	4,348	1,962	$40,355	$18,498
Reinvestment of distributions	328	182	3,001	1,705
Shares redeemed	(1,775)	(1,788)	(16,397)	(16,798)
Net increase (decrease)	2,901	356	$26,959	$3,405
Class C
Shares sold	6,502	3,220	$60,564	$30,327
Reinvestment of distributions	381	292	3,493	2,740
Shares redeemed	(5,635)	(9,520)	(51,828)	(89,576)
Net increase (decrease)	1,248	(6,008)	$12,229	$(56,509)
Fidelity Floating Rate High Income Fund
Shares sold	372,901	361,682	$3,487,680	$3,407,183
Reinvestment of distributions	27,676	16,141	253,809	151,730
Shares redeemed	(354,339)	(220,563)	(3,260,200)	(2,072,089)
Net increase (decrease)	46,238	157,260	$481,289	$1,486,824
Class I
Shares sold	221,155	77,284	$2,044,293	$727,522
Reinvestment of distributions	6,854	2,341	62,584	21,995
Shares redeemed	(128,170)	(32,876)	(1,166,911)	(308,238)
Net increase (decrease)	99,839	46,749	$939,966	$441,279
Class Z
Shares sold	152,120	202,807	$1,420,399	$1,908,711
Reinvestment of distributions	10,907	3,025	99,897	28,526
Shares redeemed	(108,199)	(19,814)	(988,670)	(185,919)
Net increase (decrease)	54,828	186,018	$531,626	$1,751,318

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Floating Rate High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity Advisor® Floating Rate High Income Fund
Class A	.96%
Actual		$ 1,000	$ 982.00	$ 4.80
Hypothetical- B		$ 1,000	$ 1,020.37	$ 4.89
Class M	.95%
Actual		$ 1,000	$ 980.90	$ 4.74
Hypothetical- B		$ 1,000	$ 1,020.42	$ 4.84
Class C	1.71%
Actual		$ 1,000	$ 977.20	$ 8.52
Hypothetical- B		$ 1,000	$ 1,016.59	$ 8.69
Fidelity® Floating Rate High Income Fund	.67%
Actual		$ 1,000	$ 982.30	$ 3.35
Hypothetical- B		$ 1,000	$ 1,021.83	$ 3.41
Class I	.71%
Actual		$ 1,000	$ 983.10	$ 3.55
Hypothetical- B		$ 1,000	$ 1,021.63	$ 3.62
Class Z	.61%
Actual		$ 1,000	$ 982.60	$ 3.05
Hypothetical- B		$ 1,000	$ 1,022.13	$ 3.11

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $247,068,927 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $270,457,682 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.
Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive medium for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.750077.122
AFR-ANN-1222

Item 2.

Code of Ethics

As of the end of the period, October 31, 2022, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund and Fidelity Advisor Value Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$77,700	$-	$8,800	$1,700
Fidelity Advisor High Income Advantage Fund	$66,100	$-	$8,800	$1,500
Fidelity Advisor Value Fund	$42,900	$-	$10,000	$1,100

October 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$75,400	$-	$8,800	$1,800
Fidelity Advisor High Income Advantage Fund	$63,800	$-	$8,800	$1,500
Fidelity Advisor Value Fund	$41,100	$-	$10,100	$1,100

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2022A	October 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2022A	October 31, 2021A
Deloitte Entities	$489,500	$553,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2022